PHOENIX INSIGHT FUNDS TRUST
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                                                                February 9, 2007

Dear Shareholder:

         The Phoenix Insight International Fund ("Insight International"), a series of Phoenix Insight Funds Trust ("Insight Trust"), will hold a special meeting of shareholders at 2:00 p.m. Eastern time, on March 30, 2007, at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06103 (the "Meeting"). At the Meeting, shareholders of Insight International will vote on an Agreement and Plan of Reorganization (the "Plan") under which Insight International will be combined with the Phoenix Foreign Opportunities Fund ("Foreign Opportunities"), a series of Phoenix Adviser Trust. The reorganization is expected to be completed on or about April 13, 2007. Insight International's investment objective and investment strategies are similar to those of Foreign Opportunities. If the Plan is approved by shareholders, you will become a shareholder of Foreign Opportunities and will receive shares of the corresponding class of Foreign Opportunities with an aggregate net asset value equal to the aggregate net asset value of your investment in Insight International. No sales charge will be imposed in connection with the reorganization.

         The Board of Trustees has carefully considered and has unanimously approved the proposed reorganization, as set forth in the Plan and described in the accompanying materials, and believes that the reorganization is in the best interests of Insight International and its shareholders. While retaining the same investment management team, the reorganization into a single fund is expected to result in greater operating efficiencies and lower fund expenses for shareholders of Insight International. Therefore, the Board of Trustees recommends that you vote in favor of the Plan.

         Details of the proposed Plan, the voting process and the Meeting are set forth in the enclosed Prospectus/Proxy Statement.

         YOUR VOTE COUNTS AND DELAYING TO VOTE CAN POTENTIALLY ADD TO THE COST OF THIS PROXY SOLICITATION. PLEASE CAST YOUR BALLOT TODAY - ONLINE, BY TELEPHONE OR BY MAIL - BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

         If you have any questions, please call (800) 243-1574 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m.

         Your vote is important. Please take a moment after reviewing the enclosed materials to vote your shares. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc., reminding you to vote your shares.

                                             Sincerely,

                                             /s/ George R. Aylward
                                             George R. Aylward
                                             President

                             Q & A FOR SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposed reorganization that will be the subject of a shareholder vote.

Q. WHAT ISSUE AM I BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING ON MARCH 30, 2007?

A. Shareholders of Phoenix Insight International ("Insight International") are being asked to approve an Agreement and Plan of Reorganization (the "Plan") that provides for the reorganization (the "Reorganization") of Insight International, a series of Phoenix Insight Funds Trust ("Insight Trust") into Phoenix Foreign Opportunities Fund ("Foreign Opportunities"), a series of Phoenix Adviser Trust ("Adviser Trust").

Q.     WHY DID THE BOARD OF TRUSTEES APPROVE THE REORGANIZATION?

A. The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds with similar investment objectives and similar investment strategies within the Phoenix Funds complex, while simultaneously creating economies of scale for the surviving funds that are intended to lower fund expenses. The proposed Reorganization will allow shareholders of Insight International to own a fund that is similar in style, and with a greater amount of assets. While retaining the same investment management team, the Reorganization into a single fund is expected to result in greater operating efficiencies and lower fund expenses for shareholders of Insight International. Foreign Opportunities has a similar investment objective and similar investment strategies as Insight International, while its Class A shares have outperformed the Class A shares of Insight International on a one- and five-year basis, through December 31, 2006. The Reorganization should create better efficiencies for the portfolio management team, which should benefit Foreign Opportunities and its shareholders, and perhaps lower fees for Foreign Opportunities.


Q.     WHAT WILL HAPPEN TO MY EXISTING SHARES?

A. Your shares of Insight International will be exchanged for shares of Foreign Opportunities. Therefore, if you own Class A, Class C or Class I shares of Insight International, you will own Class A, Class C or Class I shares, respectively, of Foreign Opportunities following the Reorganization. You will not pay any sales charges in connection with the Reorganization. The shares of Foreign Opportunities that you receive following the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of your shares of Insight International immediately prior to the Reorganization so that the value of your investment will remain exactly the same.

Q. ARE THERE DIFFERENCES BETWEEN THE INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES OF INSIGHT INTERNATIONAL AND FOREIGN OPPORTUNITIES?

A. The investment objective of Insight International is similar to that of Foreign Opportunities, and the investment strategies are similar. Both Funds are managed by the same investment manager using a substantially similar investment style.

Q.     WILL I INCUR ANY TRANSACTION COSTS AS A RESULT OF THE REORGANIZATION?

A. No. Shareholders will not incur any transaction costs, e.g., sales charges or redemption fees, as a result of the Reorganization.

Q.     WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A. If approved by shareholders of record at the Meeting, the Reorganization is expected to occur on or about April 13, 2007.

Q.     WILL THE REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. No. The Reorganization is expected to be a tax-free transaction for federal income tax purposes.

Q.     WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If shareholders of Insight International do not approve the Plan, the Reorganization will not take effect and the Board of Trustees of Insight Trust will consider other possible courses of action in the best interests of Insight International and its shareholders.

Q.     HAS THE BOARD OF TRUSTEES APPROVED THE PROPOSAL?

A. Yes. The Board unanimously approved the Reorganization as set forth in the Plan and recommends that you vote FOR the Plan.

Q. WHO WILL PAY FOR THE LEGAL COSTS AND PROXY SOLICITATION ASSOCIATED WITH THE PROPOSAL?

A. All of the costs of the Reorganization, including the costs of the Meeting, the proxy solicitation or any adjourned session, will be paid by Insight International and Phoenix Investment Counsel, Inc. ("PIC"), the Fund's investment adviser, with Insight International paying 30% of such costs and PIC paying 70%. If the Plan is not approved, PIC or one of its affiliates will pay the expenses incurred by Insight International and Foreign Opportunities in connection with the Reorganization (including the cost of any proxy soliciting agent). In such event, no portion of the expenses will be borne directly or indirectly by Insight International, Foreign Opportunities or their shareholders.

Q.     HOW DO I VOTE MY SHARES?

A. If you do not expect to attend the Meeting, you may vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer at the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. You may also vote your shares by attending the Meeting. IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

Q.     WILL ANYONE CONTACT ME?

A. You may receive a call from our proxy solicitor, Computershare Fund Services, Inc. ("CFS") to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

Q. WHO SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROSPECTUS/PROXY STATEMENT?

A. Please call CFS, Insight International's proxy agent, at 866-905-8166. As the Meeting date approaches, certain shareholders of Insight International may receive telephone calls from representatives of CFS if their votes have not yet been received. Proxies that are obtained telephonically by CFS will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

       In all cases in which a telephonic proxy is solicited, the CFS representative is required to ask for each shareholder's full name and address, or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the shareholder's instructions on the proposal.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF YOU USE THE ACCOMPANYING ENVELOPE TO MAIL THE PROXY CARD IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

                           PHOENIX INSIGHT FUNDS TRUST
             on behalf of Phoenix Insight International Fund series

                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 1-800-243-1574

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on March 30, 2007

To the Shareholders:

NOTICE IS HEREBY GIVEN THAT a special meeting of the shareholders of the Phoenix Insight International Fund ("Insight International") series of Phoenix Insight Funds Trust ("Insight Trust"), a Massachusetts business trust, will be held at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut, 06103, on March 30, 2007 at 2:00 p.m. Eastern time and any adjournments thereof (the "Meeting"). The Meeting will be held for the following purposes:

     1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Insight International, a series of Insight Trust, by Phoenix Foreign Opportunities Fund ("Foreign Opportunities"), a series of Phoenix Adviser Trust, in exchange for shares of Foreign Opportunities and the assumption by Foreign Opportunities of the liabilities of Insight International. The Plan also provides for distribution of these shares of Foreign Opportunities to shareholders of Insight International in liquidation and subsequent termination of Insight International. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Insight International.

     2. To transact any other business that may properly come before the Meeting.

         The Board of Trustees has fixed the close of business on February 5, 2007 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

         Whether or not you plan to attend the Meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:

       o   Through the Internet--https://vote.proxy-direct.com

       o   By telephone--1-866-241-6192

       o   By mail--using the enclosed proxy card and postage paid envelope

       o   In person--at the Meeting

         We encourage you to vote by Internet or telephone; have your proxy card in hand and go to the Web site or call the number and follow the instructions given there. Use of Internet or telephone voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed Prospectus/Proxy Statement carefully before you vote.

         If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposals described above.



                                             By order of the Board of Trustees,

                                             /s/ Kevin J. Carr
                                             -----------------
                                             Kevin J. Carr
                                             Secretary
                                             Phoenix Insight Funds Trust



February 9, 2007

SHAREHOLDERS ARE REQUESTED TO VOTE BY INTERNET OR BY TELEPHONE OR TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY WITH RESPECT TO INTERNET OR TELEPHONE VOTING ARE SET FORTH ON THE PROXY CARD. INSTRUCTIONS FOR SIGNING PROXY CARDS, IF MAILING, IMMEDIATELY FOLLOW THIS NOTICE. IT IS IMPORTANT THAT THE PROXY BE VOTED PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

         3. All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

         REGISTRATION                                     VALID SIGNATURE
         ------------                                     ---------------

         CORPORATE ACCOUNTS
         ------------------

         (1)      ABC Corp. . . . . . . . . . . . . . . . ABC Corp.

         (2)      ABC Corp. . . . . . . . . . . . . . . . John Doe, Treasurer

         (3)      ABC Corp.
                  c/o John Doe, Treasurer . . . . . . . . John Doe

         (4)      ABC Corp. Profit Sharing Plan . . . . . John Doe, Trustee

         TRUST ACCOUNTS
         --------------

         (1)      ABC Trust . . . . . . . . . . . . . . . Jane B. Doe, Trustee

         (2)      Jane B. Doe, Trustee
                  u/t/d 12/28/78  . . . . . . . . . . . . Jane B. Doe

         CUSTODIAL OR ESTATE ACCOUNTS
         ----------------------------

         (1)      John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA . . . . . John B. Smith

         (2)      Estate of John B. Smith . . . . . . . . John B. Smith, Jr.,
                                                          Executor

                            ACQUISITION OF ASSETS OF

                       PHOENIX INSIGHT INTERNATIONAL FUND
                                   a series of
                           PHOENIX INSIGHT FUNDS TRUST
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        BY AND IN EXCHANGE FOR SHARES OF

                       PHOENIX FOREIGN OPPORTUNITIES FUND
                                   a series of
                              PHOENIX ADVISER TRUST
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                           PROSPECTUS/PROXY STATEMENT

                             DATED FEBRUARY 9, 2007


         This Prospectus/Proxy Statement is being furnished in connection with an Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of Phoenix Insight International Fund ("Insight International"), a series of Phoenix Insight Funds Trust ("Insight Trust"), for consideration at a Special Meeting of Shareholders to be held on March 30, 2007 at 2:00 p.m. Eastern time at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06103, and any adjournments thereof (the "Meeting").

                                     GENERAL

         Subject to the approval of Insight International's shareholders, the Board of Trustees of Insight Trust has approved the proposed reorganization of Insight International into Phoenix Foreign Opportunities Fund ("Foreign Opportunities"), a series of Phoenix Adviser Trust ("Adviser Trust"). Insight International and Foreign Opportunities are sometimes referred to respectively in this Prospectus/Proxy Statement individually as a "Fund" and collectively as the "Funds."

         In the reorganization, all of the assets of Insight International will be acquired by Foreign Opportunities in exchange for Class A, Class C and Class I shares of Foreign Opportunities and the assumption by Foreign Opportunities of the liabilities of Insight International (the "Reorganization"). If the Reorganization is approved, Class A, Class C and Class I shares of Foreign Opportunities will be distributed to each shareholder in liquidation of Insight International, and Insight International will be terminated as a series of Insight Trust. You will then hold that number of full and fractional shares of Foreign Opportunities which have an aggregate net asset value equal to the aggregate net asset value of your shares of Insight International.

         Insight International is a separate diversified series of Insight Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Foreign Opportunities is a separate diversified series of Adviser Trust, a Delaware statutory trust, which is also an open-end management investment company registered under the 1940 Act. The investment objective of Insight International is similar to that of Foreign Opportunities, as follows:

--------------------------------- ---------------------------------------------------------

              FUND                                   INVESTMENT OBJECTIVE
              ----                                   --------------------
--------------------------------- ---------------------------------------------------------
Insight International             Capital appreciation. Income is a secondary objective.
--------------------------------- ---------------------------------------------------------
Foreign Opportunities             Long-term capital appreciation.
--------------------------------- ---------------------------------------------------------

         The investment strategies for Insight International are similar to those for Foreign Opportunities. Both Funds are managed by the same investment manager using a substantially similar investment style.

         This Prospectus/Proxy Statement explains concisely the information about Foreign Opportunities that you should know before voting on the Plan. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

--------------------------------------------------------------------- --------------------------------------------------

INFORMATION ABOUT INSIGHT INTERNATIONAL:                               HOW TO OBTAIN THIS INFORMATION:
----------------------------------------                               -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Prospectus of Insight Trust relating to Insight International,         Copies are available upon request and without
dated June 26, 2006, as supplemented                                   charge if you:

Statement of Additional Information of Insight Trust relating to       o   Visit PhoenixFunds.com or
Insight International, dated June 26, 2006, as supplemented                PhoenixInvestments.com on the Internet;

Annual Report of Insight Trust relating to Insight International       o   Write to Phoenix Equity Planning Corporation,
for the year ended December 31, 2005                                       One American Row, P.O. Box 150480, Hartford
                                                                           CT 06115-0480; or
Semiannual Report of Insight Trust relating to Insight
International for the six months ended June 30, 2006                   o   Call (800) 243-1574 toll-free.
--------------------------------------------------------------------- --------------------------------------------------

--------------------------------------------------------------------- --------------------------------------------------

INFORMATION ABOUT FOREIGN OPPORTUNITIES:                               HOW TO OBTAIN THIS INFORMATION:
----------------------------------------                               -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Prospectus of Adviser Trust relating to Foreign Opportunities,         Copies are available upon request and without
dated May 15, 2006, as supplemented, which accompanies this            charge if you:
Prospectus/Proxy Statement
                                                                       o   Visit PhoenixFunds.com or PhoenixInvestments.com
Statement of Additional Information of Adviser Trust relating to           on the Internet;
Foreign Opportunities, dated May 15, 2006, as supplemented
                                                                       o   Write to Phoenix Equity Planning Corporation,
Annual Report of Adviser Trust relating to Foreign Opportunities           One American Row, P.O. Box 150480, Hartford,
for the year ended February 28, 2006                                       CT 06115-0480; or

Semiannual Report of Adviser Trust relating to Foreign                 o   Call (800) 243-1574 toll-free.
Opportunities for the six months ended August 31, 2006
--------------------------------------------------------------------- --------------------------------------------------

INFORMATION ABOUT THE REORGANIZATION:                                  HOW TO OBTAIN THIS INFORMATION:
-------------------------------------                                  -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Statement of Additional Information dated February 9, 2007, which      Copies are available upon request and without
relates to this Prospectus/Proxy Statement and the Reorganization      charge if you:

                                                                       o   Write to Phoenix Equity Planning Corporation,
                                                                           One American Row, P.O. Box 150480, Hartford,
                                                                           CT 06115-0480; or

                                                                       o   Call (800) 243-1574 toll-free.
--------------------------------------------------------------------- --------------------------------------------------

         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

         Information relating to Insight International contained in the Prospectus of Insight Trust dated June 26, 2006 (SEC File No. 811-07447) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to Foreign Opportunities contained in the Prospectus of Adviser Trust dated May 15, 2006 (SEC File No. 811-21371) also is incorporated by reference in this document. The Statement of Additional Information dated February 9, 2007, relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of Insight Trust relating to Insight International for the year ended December 31, 2005 and the six months ended June 30, 2006, the financial statements of Adviser Trust relating to Foreign Opportunities for the year ended February 28, 2006 and the six months ended August 31, 2006, and pro forma financial statements of Adviser Trust relating to Foreign Opportunities for the twelve month period ended August 31, 2006, is incorporated by reference in its entirety in this document.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

         AN INVESTMENT IN FOREIGN OPPORTUNITIES:

o   is not a deposit of, or guaranteed by, any bank

o is not insured by the FDIC, the Federal Reserve Board or any other government agency

o   is not endorsed by any bank or government agency

o involves investment risk, including possible loss of the purchase payment of your original investment

                                                  Table of Contents                                            Page
                                                  -----------------                                            ----

SUMMARY...........................................................................................................6
         Why is the Reorganization being proposed?................................................................6
         What are the key features of the Reorganization?.........................................................6
         After the Reorganization, what shares of Foreign Opportunities will I own?...............................7
         How will the Reorganization affect me?...................................................................7
         How do the Trustees recommend that I vote?...............................................................7
         Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?........8
         How do the Funds' investment objectives, principal investment strategies and risks compare?..............8
         How do the Funds' fees and expenses compare?............................................................11
         How do the Funds' performance records compare?..........................................................17
         Who will be the Adviser and Subadviser of my Fund after the Reorganization? What will the advisory and subadvisory fees be after the Reorganization?.....................................20
         What will be the primary federal tax consequences of the Reorganization?................................22
RISKS............................................................................................................22
         Are the risk factors for the Funds similar?.............................................................22
         What are the primary risks of investing in each Fund?...................................................22
         Are there any other risks of investing in each Fund?....................................................25
INFORMATION ABOUT THE REORGANIZATION.............................................................................26
         Reasons for the Reorganization..........................................................................26
         Agreement and Plan of Reorganization....................................................................27
         Federal Income Tax Consequences.........................................................................29
         Pro Forma Capitalization................................................................................30
         Distribution of Shares..................................................................................31
         Purchase and Redemption Procedures......................................................................32
         Exchange Privileges.....................................................................................32
         Dividend Policy.........................................................................................32
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................................................................33
         Form of Organization....................................................................................33
         Capitalization..........................................................................................33
         Shareholder Liability...................................................................................33
         Shareholder Meetings and Voting Rights..................................................................34
         Liquidation.............................................................................................35
         Liability and Indemnification of Trustees...............................................................35
INFORMATION CONCERNING THE MEETING AND VOTING REQUIREMENTS.......................................................36
         Shareholder Information.................................................................................38
         Control Persons and Principal Holders of Securities.....................................................38
FINANCIAL STATEMENTS AND EXPERTS.................................................................................39
LEGAL MATTERS....................................................................................................40
ADDITIONAL INFORMATION...........................................................................................40
OTHER BUSINESS...................................................................................................40
Exhibit A--Form of Agreement and Plan of Reorganization..........................................................A-1

                                     SUMMARY

          THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES
              OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE
             INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE
          REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY
                           STATEMENT AND THE EXHIBITS.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Funds and the form of Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A.

WHY IS THE REORGANIZATION BEING PROPOSED?

         The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds with similar investment objectives and similar investment strategies within the Phoenix Funds complex, while simultaneously creating economies of scale for the surviving funds that are intended to lower fund expenses. The proposed Reorganization will allow shareholders of Insight International to own a fund that is similar in style, and with a greater amount of assets. While retaining the same investment management team, the Reorganization into a single fund is expected to result in greater operating efficiencies and lower fund expenses for shareholders of Insight International. Foreign Opportunities has a similar investment objective and similar investment strategies as Insight International, while its Class A shares have outperformed the Class A shares of Insight International on a one- and five-year basis, through December 31, 2006. The Reorganization should create better efficiencies for the portfolio management team, which should benefit Foreign Opportunities and its shareholders, and perhaps lower fees for Foreign Opportunities. Therefore, the Trustees believe that the Reorganization is in the best interests of Insight International and its shareholders.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

         The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

o the transfer in-kind of all of the assets of Insight International to Foreign Opportunities in exchange for Class A, Class C and Class I shares of Foreign Opportunities;

o the assumption by Foreign Opportunities of all of the liabilities of Insight International;

o the liquidation of Insight International by distribution of Class A, Class C and Class I shares of Foreign Opportunities to Insight International's shareholders; and

o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.


         The Reorganization is expected to be completed on or about April 13, 2007.

AFTER THE REORGANIZATION, WHAT SHARES OF FOREIGN OPPORTUNITIES WILL I OWN?

         If you own Class A, Class C or Class I shares of Insight International, you will own Class A, Class C or Class I shares, respectively, of Foreign Opportunities.

         The new shares you receive will have the same total value as your shares of Insight International, as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

         It is anticipated that the Reorganization will benefit you as follows:

o COST SAVINGS: The total operating expenses of Foreign Opportunities, after expense reductions with the adviser, are lower than those of Insight International. Insight International's total operating expenses for the year ended December 31, 2005, for Class A, Class C and Class I shares, after any applicable expense waivers and restatement based on current class structure, were 1.40%, 2.15% and 1.15%, respectively. Foreign Opportunities' total operating expenses after expense reductions, and restatement based on current fee structures for the year ended February 28, 2006, for Class A, Class C and Class I shares were 1.35%, 2.10% and 1.10%, respectively. It is anticipated that these expense levels will remain in effect for Foreign Opportunities on a pro forma basis, based upon its anticipated level of assets immediately following the Reorganization and with the expense reductions contractually in place until June 2008.

o OPERATING EFFICIENCIES: Upon the Reorganization of Insight International into Foreign Opportunities, operating efficiencies may be achieved by Foreign Opportunities because it will have a greater level of assets. As of December 31, 2006, Insight International's net assets were approximately $290.8 million and Foreign Opportunities' net assets were approximately $353.6 million.

         After the Reorganization, the value of your shares will depend on the performance of Foreign Opportunities rather than that of Insight International. The Trustees of Insight Trust and Adviser Trust believe that the Reorganization will benefit both Insight International and Foreign Opportunities. All of the costs of the Reorganization, including the costs of the Meeting, the proxy solicitation or any adjourned session, will be paid by Insight International and Phoenix Investment Counsel, Inc. ("PIC"), the investment adviser for the Fund, with Insight International paying 30% of such costs and PIC paying 70%.

         Like Insight International, Foreign Opportunities will declare and pay dividends from net investment income semiannually and will distribute net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class A, Class C and Class I shares of Foreign Opportunities or distributed in cash, if you have so elected.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

         The Trustees of Insight Trust, including the Trustees who are not "interested persons" as such term is defined in the 1940 Act (the "Disinterested Trustees"), have concluded that the Reorganization would be in the best interest of Insight International and its shareholders, and that the shareholders' interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for approval of the shareholders of Insight International.

            THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PLAN AND THE
                      REORGANIZATION CONTEMPLATED THEREBY

         The Trustees of Adviser Trust, including the Trustees who are not "interested persons" as such term is defined in the 1940 Act, also have concluded that the Reorganization would be in the best interest of Foreign Opportunities and its shareholders, and that the shareholders' interests will not be diluted as a result of the Reorganization.

WILL I BE ABLE TO PURCHASE, EXCHANGE AND REDEEM SHARES AND RECEIVE DISTRIBUTIONS IN THE SAME WAY?

         The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class A, Class C and Class I shares, as applicable, of Foreign Opportunities in the same manner as you did for your shares of Insight International before the Reorganization. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.

HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

         The investment objective and investment strategies of Insight International are similar to those of Foreign Opportunities. The investment objective of each Fund is non-fundamental, which means that it may be changed by vote of the Trustees and without shareholder approval, although Foreign Opportunities' policy of investing 80% of its assets in international equity securities may only be changed upon 60 days' written notice to shareholders.

         The following tables summarize a comparison of Insight International and Foreign Opportunities with respect to their investment objectives and principal investment strategies, as set forth in the Prospectuses and Statements of Additional Information relating to the Funds.

   ------------------ -------------------------------------------------------------------------------
                      INSIGHT INTERNATIONAL
   ------------------ -------------------------------------------------------------------------------
   Investment         Capital appreciation. Income is a secondary objective.
   Objective

   ------------------ -------------------------------------------------------------------------------
   Principal          Normally invests at least 65% of its assets in non-U.S. equity securities, in
   Investment         at least three foreign countries, including emerging market countries. At
   Strategies         December 31, 2006, the Fund was invested in issuers from approximately 16 countries.

                      Typically invests in securities of medium to large
                      capitalization companies, but is not limited to investing
                      in the securities of companies of any particular size.
--------------------- --------------------------------------------------------------------------------

-------------------- ---------------------------------------------------------------------------------
                      Invests using a value approach. Uses a bottom-up stock and business analysis approach, examining companies one at a
                      time, regardless of size, country of organization, place
                      of principal business activity, or other similar selection criteria. May invest substantially all of its assets in
                      common stocks if the Subadviser (as defined below)
                      believes that common stocks will appreciate in value.
                      Seeks undervalued companies whose businesses are highly
                      profitable, have consistent operating histories and
                      financial performance, and enjoy favorable long-term
                      economic prospects.

                      Seeks to achieve attractive absolute returns that exceed
                      the "normalized risk-free" rate, defined as the rate of
                      return available on long-term U.S. Government securities.
                      The Subadviser considers the riskiness of an investment to be a function of the issuer's business rather than the
                      volatility of its stock price.
   ------------------ -------------------------------------------------------------------------------


   ------------------ -------------------------------------------------------------------------------
                      FOREIGN OPPORTUNITIES
   ------------------ -------------------------------------------------------------------------------
   Investment         Long-term capital appreciation.
   Objective

   ------------------ -------------------------------------------------------------------------------
   Principal          Under normal circumstances, at least 80% of net assets are invested in equity
   Investment         securities of issuers located outside of the United States, or which derive a
   Strategies         significant portion of their business or profits outside of the United States in three or more foreign countries, which may include countries with "emerging markets." At December 31, 2006, the Fund was invested in issuers from approximately 16 countries.

                      Will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or
                      American Depositary Receipts ("ADRs").

                      Typically invests in securities of medium to large capitalization companies, but is not limited to investing in the securities of companies of any particular size.

                      Uses a bottom-up stock and business analysis approach, examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. May invest substantially all of its assets in common stocks if the Subadviser (as defined below) believes that common stocks will appreciate in value. Seeks undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance, and enjoy favorable long-term economic prospects.
   ------------------ -------------------------------------------------------------------------------

   ------------------ ---------------------------------------------------------------------------------
                      Most of the Fund's assets are invested in equity securities of issuers in countries that are generally considered to have developed markets. The
                      Subadviser employs diversification by country and industry in an attempt to reduce risk.

                      Seeks to achieve attractive absolute returns that exceed the "normalized risk-free" rate, defined as the rate of return available on long-term U.S.
                      Government securities. The Subadviser considers the riskiness of an investment to be a function of the issuer's business rather than the volatility of its stock price.

                      In addition to common stocks and securities that are convertible into common stocks, may invest in shares of closed-end investment companies that invest in securities that are consistent with the Fund's investment objective and policies.
   ------------------ ---------------------------------------------------------------------------------


         The investment strategies for Insight International are similar to those for Foreign Opportunities. Both Funds are managed by the same investment manager using a substantially similar investment style.

         The principal risks of investing in Foreign Opportunities are similar to those of investing in Insight International. They include:

o Market risk - the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings.

o Equity securities investment risk - in general the prices of equity securities are more volatile than those of fixed income securities.

o Foreign investment risk - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject.

o Foreign currency risk - changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar.

o Emerging market investment risk - investment in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems.

o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies; investments in small capitalization companies may be subject to more risk than investments in medium capitalization companies.

o Value investing risk - involves the risk that the value of the security will not be recognized for an unexpectedly long period of time, and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent.

o Volatility risk - performance may be affected by unanticipated event that cause major price changes in individual securities or market sectors.

o Insight International and Foreign Opportunities may employ defensive investment strategies when, in the belief of the adviser or the subadviser, as the case may be, adverse market conditions warrant doing so. Under such circumstances, the Funds may invest in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. These strategies, which would be employed only in seeking to avoid losses, are inconsistent with the Funds' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

         For a detailed discussion of the Funds' risks, see the section entitled "Risks" below.

         The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Funds.

         Because Insight International and Foreign Opportunities have similar investment objectives and similar investment strategies, it is not anticipated that the securities held by Insight International will be sold in significant amounts in order to comply with the policies and investment practices of Foreign Opportunities in connection with the Reorganization. If any such sales occur, the transaction costs will be borne by Foreign Opportunities. Such costs are ultimately borne by the Fund's shareholders.

HOW DO THE FUNDS' FEES AND EXPENSES COMPARE?

         Insight International and Foreign Opportunities each offers three classes of shares (Class A, Class C and Class I). You will not pay any initial or deferred sales charge in connection with the Reorganization.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A, Class C and Class I shares of each of the Funds. The columns entitled "Foreign Opportunities (Pro Forma)" show you what fees and expenses are estimated to be assuming the Reorganization takes place.

         The amounts for the Class A, Class C and Class I shares of Insight International and Foreign Opportunities set forth in the following tables and in the examples are based on the expenses for the twelve month periods ended December 31, 2005 and February 28, 2006, respectively. The amounts for Class A, Class C and Class I shares of Foreign Opportunities (Pro Forma) set forth in the following tables and in the examples are based on what the estimated expenses of Foreign Opportunities would have been for the twelve month period ended August 31, 2006, assuming the Reorganization had taken place on September 1, 2005.

         Shareholder Fees (fees paid directly from your investment)
         ----------------------------------------------------------

----------------------------- ------------------- ------------------- --------------------
                                                                            FOREIGN
                                   INSIGHT             FOREIGN           OPPORTUNITIES
                                INTERNATIONAL       OPPORTUNITIES         (PRO FORMA)
                                   Class A             Class A              Class A
                                   -------             -------              -------
----------------------------- ------------------- ------------------- --------------------
Maximum Sales Charge (Load)         5.75%               5.75%                5.75%
Imposed on Purchases (as a
percentage of offering
price)
----------------------------- ------------------- ------------------- --------------------
Maximum Deferred Sales             None(a)             None(a)              None(a)
Charge (Load) (as a
percentage of the lesser of
the value redeemed or the
amount invested)
----------------------------- ------------------- ------------------- --------------------
Maximum Sales Charge (Load)          None                None                None
Imposed on Reinvested
Dividends
----------------------------- ------------------- ------------------- --------------------
Redemption Fee                       None                None                None
----------------------------- ------------------- ------------------- --------------------
Exchange Fee                         None                None                None
----------------------------- ------------------- ------------------- --------------------

----------------------------- ------------------- ------------------- --------------------
                                                                            FOREIGN
                                   INSIGHT             FOREIGN           OPPORTUNITIES
                                INTERNATIONAL       OPPORTUNITIES         (PRO FORMA)
                                   Class C             Class C              Class C
                                   -------             -------              -------
----------------------------- ------------------- ------------------- --------------------
Maximum Sales Charge (Load)          None                None                None
Imposed on Purchases (as a
percentage of offering
price)
----------------------------- ------------------- ------------------- --------------------
Maximum Deferred Sales             1.00%(b)            1.00%(b)            1.00%(b)
Charge (Load) (as a
percentage of the lesser of
the value redeemed or the
amount invested)
----------------------------- ------------------- ------------------- --------------------

----------------------------- ------------------- ------------------- --------------------
                                                                            FOREIGN
                                   INSIGHT             FOREIGN           OPPORTUNITIES
                                INTERNATIONAL       OPPORTUNITIES         (PRO FORMA)
                                   Class C             Class C              Class C
                                   -------             -------              -------
----------------------------- ------------------- ------------------- --------------------
Maximum Sales Charge (Load)          None                None                None
Imposed on Reinvested
Dividends
----------------------------- ------------------- ------------------- --------------------
Redemption Fee                       None                None                None
----------------------------- ------------------- ------------------- --------------------
Exchange Fee                         None                None                None
----------------------------- ------------------- ------------------- --------------------

----------------------------- ------------------- ------------------- -------------------
                                                                           FOREIGN
                                   INSIGHT             FOREIGN          OPPORTUNITIES
                                INTERNATIONAL       OPPORTUNITIES        (PRO FORMA)
                                   Class I             Class I             Class I
                                   -------             -------             -------
----------------------------- ------------------- ------------------- -------------------
Maximum Sales Charge (Load)          None                None                None
Imposed on Purchases (as a
percentage of offering
price)
----------------------------- ------------------- ------------------- -------------------
Maximum Deferred Sales               None                None                None
Charge (Load) (as a
percentage of the lesser of
the value redeemed or the
amount invested)
----------------------------- ------------------- ------------------- -------------------
Maximum Sales Charge (Load)          None                None                None
Imposed on Reinvested
Dividends
----------------------------- ------------------- ------------------- -------------------
Redemption Fee                       None                None                None
----------------------------- ------------------- ------------------- -------------------
Exchange Fee                         None                None                None
----------------------------- ------------------- ------------------- -------------------

         Fees and Expenses (as a percentage of average daily net assets)
         ---------------------------------------------------------------

-------------------------- ------------------- ------------------- -------------------
                                                                         FOREIGN
                                INSIGHT             FOREIGN          OPPORTUNITIES
                             INTERNATIONAL       OPPORTUNITIES        (PRO FORMA)
                                Class A             Class A             Class A
                                -------             -------             -------
-------------------------- ------------------- ------------------- -------------------
Management Fees                 0.85%(g)             0.85%               0.85%
-------------------------- ------------------- ------------------- -------------------
Distribution and                 0.25%               0.25%               0.25%
Shareholder Servicing
(12b-1) Fees(c)
-------------------------- ------------------- ------------------- -------------------
Other Expenses                   0.30%               0.37%               0.30%
-------------------------- ------------------- ------------------- -------------------
Total Annual Fund                1.40%              1.47%(g)             1.40%
Operating Expenses
Before Expense Waiver
-------------------------- ------------------- ------------------- -------------------
Expense Reduction                 ---              (0.12)%(d)          (0.05)%(d)
-------------------------- ------------------- ------------------- -------------------
Total Annual Fund                1.40%               1.35%               1.35%
Operating Expenses After
Expense Waiver
-------------------------- ------------------- ------------------- -------------------

-------------------------- ------------------- ------------------- -------------------
                                                                         FOREIGN
                                INSIGHT             FOREIGN          OPPORTUNITIES
                             INTERNATIONAL       OPPORTUNITIES        (PRO FORMA)
                                Class C             Class C             Class C
                                -------             -------             -------
-------------------------- ------------------- ------------------- -------------------
Management Fees                 0.85%(g)             0.85%               0.85%
-------------------------- ------------------- ------------------- -------------------
Distribution and                 1.00%               1.00%               1.00%
Shareholder Servicing
(12b-1) Fees(c)
-------------------------- ------------------- ------------------- -------------------
Other Expenses                   0.30%               0.38%               0.30%
-------------------------- ------------------- ------------------- -------------------
Total Annual Fund                2.15%              2.23%(g)             2.15%
Operating Expenses
Before Expense Waiver
-------------------------- ------------------- ------------------- -------------------
Expense Reduction                 ---              (0.13)%(d)         (0.05)%(d)
-------------------------- ------------------- ------------------- -------------------

-------------------------------------------------------------------------------
                                                                      FOREIGN
                                 INSIGHT            FOREIGN        OPPORTUNITIES
                              INTERNATIONAL      OPPORTUNITIES      (PRO FORMA)
                                 Class C            Class C           Class C
                                 -------            -------           -------
-------------------------------------------------------------------------------
Total Annual Fund                 2.15%               2.10%            2.10%
Operating Expenses After
Expense Waiver
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                      FOREIGN
                                 INSIGHT            FOREIGN        OPPORTUNITIES
                              INTERNATIONAL      OPPORTUNITIES      (PRO FORMA)
                                 Class I            Class I           Class I
                                 -------            -------           -------
-------------------------------------------------------------------------------
Management Fees                   0.85%(g)            0.85%            0.85%
-------------------------------------------------------------------------------
Distribution and                   None                None             None
Shareholder Servicing
(12b-1) Fees(c)
-------------------------------------------------------------------------------
Other Expenses                     0.35%(f)           0.37%            0.30%
-------------------------------------------------------------------------------
Total Annual Fund                 1.20%               1.22%(g)         1.15%
Operating Expenses
Before Expense Waiver
-------------------------------------------------------------------------------
Expense Reduction                   ---             (0.12)%(d)       (0.05)%(d)
-------------------------------------------------------------------------------
Waiver of Shareholder           (0.05)%(e)              ---              ---
Servicing Fees
-------------------------------------------------------------------------------
Total Annual Fund                 1.15%               1.10%            1.10%
Operating Expenses After
Expense Waiver
-------------------------------------------------------------------------------

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(c) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(d) Foreign Opportunities' investment adviser has contractually agreed to limit the Fund's total operating expenses (excluding interest, taxes and extraordinary expenses), through June 30, 2008, so that such expenses do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class I shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

(e) Insight Trust's distributor has contractually agreed to waive the Class I shares shareholder servicing fees through April 30, 2007.

(f) Other Expenses includes fees of 0.05% under the Service Plan for Class I shares, which provide for the Fund to pay service fees to the Distributor, but do not authorize payments to be made for distribution purposes and they have not been adopted under Rule 12b-1 of the 1940 Act.

(g) Fund expenses have been restated to reflect current fee structure.

     The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Insight International versus Foreign Opportunities and Foreign Opportunities (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same and that all contractual expense reductions or waivers remain in effect for the periods indicated only. The examples are for illustration only, and your actual costs may be higher or lower.

     Examples of Fund Expenses

-----------------------------------------------------------------------------------------
                                                        Class A

                                     One Year     Three Years    Five Years     Ten Years
                                     --------     -----------    ----------     ---------
INSIGHT INTERNATIONAL                  $709          $993          $1,297        $2,158
FOREIGN OPPORTUNITIES                  $705         $1,002         $1,321        $2,223
FOREIGN OPPORTUNITIES (PRO FORMA)      $705          $989          $1,295        $2,158
-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                                        Class C

                                     One Year     Three Years    Five Years     Ten Years
                                     --------     -----------    ----------     ---------
INSIGHT INTERNATIONAL                  $318          $673          $1,154        $2,483
FOREIGN OPPORTUNITIES                  $313          $685          $1,184        $2,557
FOREIGN OPPORTUNITIES (PRO FORMA)      $313          $668          $1,150        $2,479
-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                                        Class I

                                     One Year     Three Years    Five Years     Ten Years
                                     --------     -----------    ----------     ---------
INSIGHT INTERNATIONAL                  $117          $376           $655         $1,437
FOREIGN OPPORTUNITIES                  $112          $376           $659         $1,468
FOREIGN OPPORTUNITIES (PRO FORMA)      $112          $360           $628         $1,393
-----------------------------------------------------------------------------------------

     You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------
                                                        Class C

                                     One Year     Three Years    Five Years     Ten Years
                                     --------     -----------    ----------     ---------
INSIGHT INTERNATIONAL                  $218          $673          $1,154        $2,483
FOREIGN OPPORTUNITIES                  $213          $685          $1,184        $2,557
FOREIGN OPPORTUNITIES (PRO FORMA)      $213          $668          $1,150        $2,479
-----------------------------------------------------------------------------------------

HOW DO THE FUNDS' PERFORMANCE RECORDS COMPARE?

     The following charts show how the Class I shares of Insight International and Class A shares of Foreign Opportunities, each Fund's oldest class, have performed in the past. Foreign Opportunities commenced operations on October 13, 2003, after taking over the assets and operations of Vontobel International Equity Fund (the "Predecessor Fund"). The performance shown in the tables below reflects the performance of the Class A shares of the Predecessor Fund prior to October 13, 2003, and the Fund's performance since that date. Foreign Opportunities appointed a new adviser on June 20, 2005, and the performance information set forth below reflects the management of the previous adviser from October 13, 2003 to June 20, 2005. Class I shares of Foreign Opportunities have been in existence only since May 2006, so no performance information is included for this share class since it has not had a full calendar year of investment operations.

     Prior to May 18, 2006, Insight International's investment program and operations were managed by a different adviser and subadviser; therefore, the performance information set forth below reflects the management of the previous adviser and subadviser prior to this date. Class C shares of Insight International have been in existence only since June 2006, so no performance information is included for this share class since it has not had a full calendar year of investment operations. Past performance, before and after taxes, is not an indication of future results.

     Year-by-Year Total Return (%)
     -----------------------------

     The charts below show the percentage gain or loss in each full calendar year for the Class I shares of Insight International since inception on February 23, 1996, and for the Class A shares of Foreign Opportunities over a ten-year period.

     These charts should give you a general idea of the risks of investing in each Fund by showing how the Fund's return, as applicable, has varied from year-to-year. These charts include the effects of fund expenses. Each Fund's average annual returns in the charts below do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                              INSIGHT INTERNATIONAL

                   Calendar Year            Annual Return (%)
                       1997                      -4.87
                       1998                      -4.64
                       1999                      27.33
                       2000                      -9.34
                       2001                     -19.29
                       2002                     -14.41
                       2003                      40.44
                       2004                      16.47
                       2005                      13.59
                       2006                      29.21

                         High Quarter: 2nd - 2003  20.97%
                         Low Quarter: 3rd - 2002  -20.03%

                              FOREIGN OPPORTUNITIES

                   Calendar Year            Annual Return (%)
                       1997                       9.18
                       1998                      16.77
                       1999                      46.50
                       2000                     -18.70
                       2001                     -29.17
                       2002                      -7.92
                       2003                      30.16
                       2004                      28.23
                       2005                      16.51
                       2006                      29.30

                         High Quarter: 4th - 1999  34.02%
                         Low Quarter: 1st - 2001  -18.82%

     The next set of tables lists the average annual total return by class of Insight International and Foreign Opportunities for the past one, five and ten years (through December 31, 2006). The after-tax returns shown are for Class I, the oldest class of Insight International, and for Class A, the oldest class of Foreign Opportunities; after-tax returns for other classes of the Funds will vary. These tables include the effects of sales charges (where applicable) and fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.

     Average Annual Total Return (for the period ended 12/31/2006)(1)
     ----------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                        1 Year          5 Years         10 Years          Since
                                         Ended           Ended            Ended         Inception
INSIGHT INTERNATIONAL                  12/31/06         12/31/06        12/31/06        (Class A)
---------------------                  --------         --------        --------        ---------
-----------------------------------------------------------------------------------------------------
Class I shares
-----------------------------------------------------------------------------------------------------
    Return Before Taxes                 29.21%           15.49%           5.68%
-----------------------------------------------------------------------------------------------------
    Return After Taxes on               25.55%           14.84%           5.09%
    Distributions(2)
-----------------------------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and Sale of           23.79%           13.74%           4.85%
    Fund Shares(2)(3)
-----------------------------------------------------------------------------------------------------
Class A shares                                                                            3/4/99
-----------------------------------------------------------------------------------------------------
    Return Before taxes                 21.47%           12.96%            --             7.74%
-----------------------------------------------------------------------------------------------------
Morgan Stanley Capital                  26.86%           15.43%           8.06%           8.26%
    International EAFE(R) Index
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                        1 Year          5 Years         10 Years          Since
                                         Ended           Ended            Ended         Inception
FOREIGN OPPORTUNITIES                  12/31/06         12/31/06        12/31/06        (Class A)
---------------------                  --------         --------        --------        ---------
-----------------------------------------------------------------------------------------------------
Class A shares
-----------------------------------------------------------------------------------------------------
    Return Before Taxes                 21.86%           16.86%           8.89%
-----------------------------------------------------------------------------------------------------
    Return After Taxes on               21.27%           16.22%           7.57%
    Distributions(2)
-----------------------------------------------------------------------------------------------------
    Return After Taxes on               14.90%           14.68%           7.18%
    Distributions and Sale of
    Fund Shares(2)
-----------------------------------------------------------------------------------------------------
Class C shares                                                                           10/10/03
-----------------------------------------------------------------------------------------------------
    Return Before Taxes                 28.28%             --              --             25.65%
-----------------------------------------------------------------------------------------------------
S&P 500(R) Index                        15.78%            6.19%           8.44%           11.01%
-----------------------------------------------------------------------------------------------------
MSCI EAFE(R) Index (Net)                26.34%           14.98%           7.71%          6.90%(4)
-----------------------------------------------------------------------------------------------------

  (1) The Funds' average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the Fund's Class A shares and, if applicable, a full redemption in the Fund's Class C shares.

  (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  (3) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (4)  Index performance since October 31, 2003.

                           --------------------------

     The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The MSCI EAFE(R) Index is calculated on a total-return basis with gross dividends reinvested. Both the S&P 500(R) Index and the MSCI EAFE(R) Index (Net) are calculated on a total-return basis with net dividends reinvested. Each index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

     For a detailed discussion of the manner of calculating total return, please see the Funds' Statements of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

     Important information about Foreign Opportunities is also contained in management's discussion of Foreign Opportunities' performance, which appears in the most recent Annual Report of Adviser Trust relating to Foreign Opportunities.

WHO WILL BE THE ADVISER AND SUBADVISER OF MY FUND AFTER THE REORGANIZATION? WHAT WILL THE ADVISORY AND SUBADVISORY FEES BE AFTER THE REORGANIZATION?

     Management of the Funds
     -----------------------

     The overall management of Insight International and Foreign Opportunities is the responsibility of, and is supervised by, the Boards of Trustees of Insight Trust and Adviser Trust, respectively.

     Adviser
     -------

     Phoenix Investment Counsel, Inc. (the "Adviser" or "PIC") is the investment adviser for the Funds and is responsible for managing their investment program. The Adviser selects and pays the fees of the Subadviser to manage the Funds and monitors the Subadviser's management of the Funds.

     Facts about the Adviser:

--------------------------------------------------------------------------------
o The Adviser is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. and has acted as an investment adviser for over 70 years.

o The Adviser acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients, with assets under management of approximately $28.7 billion as of December 31, 2006.

o    The Adviser is located at 56 Prospect Street, Hartford, Connecticut 06115.
--------------------------------------------------------------------------------

     Subadviser

     Vontobel Asset Management, Inc. (the "Subadviser") is the investment subadviser to the Funds. Pursuant to Subadvisory Agreements with the Adviser, the Subadviser is responsible for the day-to-day management of the Funds' portfolios.

     Facts about the Subadviser:

--------------------------------------------------------------------------------
o The Subadviser is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company having its registered offices in Zurich Switzerland, and has provided investment advisory services to mutual fund clients since 1990.

o The Subadviser had approximately $7.0 billion in assets under management as of December 31, 2006.

o    The Subadviser is located at 450 Park Avenue, New York, NY 10022.
--------------------------------------------------------------------------------

     Foreign Opportunities and the Adviser have received an exemptive order from the Securities and Exchange Commission that permits the Adviser, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

     Portfolio Management
     --------------------

     Investment and trading decisions for the Funds are made by Rajiv Jain. Mr. Jain is a Senior Vice President and Managing Director of the Subadviser. Mr. Jain joined the Subadviser in 1994 as an equity analyst and associate manager of its international equity portfolios. Mr. Jain has been the portfolio manager of the Foreign Opportunities (or its predecessor) since February 2002, and portfolio manager of Insight International since May 2006.

     Advisory Fees
     -------------

     For its management and supervision of the daily business affairs of Foreign Opportunities, the Adviser is entitled to receive a monthly fee that is accrued daily at the annual rate of 0.85% against the value of Foreign Opportunities' net assets.

     Subadvisory Fees
     ----------------

     Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing advisory services to Foreign Opportunities. Foreign Opportunities does not pay a fee to the Subadviser. The Adviser pays the Subadviser a subadvisory fee calculated at the annual rate of 0.425% against the value of Foreign Opportunities' net assets.

WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

     Prior to or at the completion of the Reorganization, Insight International and Foreign Opportunities will have received an opinion from the law firm of McDermott Will & Emery LLP that the Reorganization contemplated by the Plan shall, for federal income tax purposes, qualify as a tax-free reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that Insight International and Foreign Opportunities each will be a "party to a reorganization," within the meaning of section 368(b) of the Code.

     As a result, for federal income tax purposes, no gain or loss will be recognized by Insight International or its shareholders as a result of receiving shares of Foreign Opportunities in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Foreign Opportunities that are received by the shareholders of Insight International will be the same as the holding period and aggregate tax basis of the shares of Insight International previously held by such shareholders, provided that such shares of Insight International are held as capital assets. In addition, no gain or loss will be recognized by Foreign Opportunities upon the receipt of the assets of Insight International in exchange for shares of Foreign Opportunities and the assumption by Foreign Opportunities of Insight International's liabilities, and the holding period and tax basis of the assets of Insight International in the hands of Foreign Opportunities as a result of the Reorganization will be the same as in the hands of Insight International immediately prior to the Reorganization.

                                      RISKS

ARE THE RISK FACTORS FOR THE FUNDS SIMILAR?

     Yes. The risk factors are similar due to the similar investment objectives and similar investment policies of Insight International and Foreign Opportunities. The risks of Foreign Opportunities are described in greater detail in that Fund's Prospectus.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH FUND?

     An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Funds.

--------------------------------------------------------------------------------
                         Each of the Funds is subject to MARKET RISK, EQUITY
                         SECURITIES INVESTMENT Risk, FOREIGN INVESTMENT RISK and
                         FOREIGN CURRENCY RISK.
--------------------------------------------------------------------------------
INSIGHT INTERNATIONAL    Normally invests at least 65% of its assets in non-
                         U.S. equity securities.
--------------------------------------------------------------------------------
FOREIGN OPPORTUNITIES    Normally, at least 80% of net assets are invested in
                         equity securities of issuers located outside of the
                         United States, or which derive a significant portion
                         of their business or profits outside of the United
                         States.
--------------------------------------------------------------------------------

                                   MARKET RISK

         The value of your shares is based on the market value of each Fund's investments. However, the value of the Funds' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the Fund's investment decreases, you will lose money. If your financial circumstances are likely to require you to sell your shares at any particular time, rather than holding them indefinitely, you run the risk that your sales of shares will occur when share values have declined.

         The value of the Funds' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values also can decline if the specific companies selected for fund investment fail to perform as expected, regardless of general economic trends, industry trends, interest rates and other economic factors. When companies owned by the Funds encounter negative conditions, they may be unable to continue to pay dividends or interest at expected levels.

         There is also the possibility that the specific securities held by the Funds will underperform other funds in the same asset class or benchmark that is representative of the general performance of the asset class because of the subadviser's choice of portfolio securities.

         EQUITY SECURITIES INVESTMENT RISK

         In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

         FOREIGN INVESTMENT RISK

         Foreign investments or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders.

         Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign could be more difficult to sell than U. S. investments. They also may subject the Funds to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar-denominated securities traded in U.S. securities markets.

         FOREIGN CURRENCY RISK

         The Funds may invest assets in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Funds' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms. In addition, when certain foreign countries experience economic difficulties, there is an increased risk that the foreign government may impose restrictions on the free exchange of its currency.

-----------------------------------------------------------------------------------------------------------
                             Each of the Funds is subject to EMERGING MARKET INVESTMENT RISK.
--------------------------- -------------------------------------------------------------------------------
INSIGHT INTERNATIONAL        Normally invests in non-U.S. equity securities, including emerging market countries.
--------------------------- -------------------------------------------------------------------------------
FOREIGN OPPORTUNITIES        Normally invests in equity securities of issuers located outside of the
                             United States, which may include countries with "emerging markets."
-----------------------------------------------------------------------------------------------------------

         The Funds may invest in companies located in emerging-market countries and regions. Investment in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual countries may impose limitation on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

         The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in these countries.

----------------------------------------------------------------------------------------------------------------------
                                       Each of the Funds is subject to MARKET CAPITALIZATION RISK.
------------------------------------- --------------------------------------------------------------------------------
INSIGHT INTERNATIONAL                  Typically invests in securities of medium to large capitalization companies, but is not limited to investing in the securities of companies of any particular size.
------------------------------------- --------------------------------------------------------------------------------
FOREIGN OPPORTUNITIES                  Typically invests in securities of medium to large capitalization companies, but is not limited to investing in the securities of companies of any particular size.
----------------------------------------------------------------------------------------------------------------------

         Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

----------------------------------------------------------------------------------------------------------------------
                                        Each of the Funds is subject to VALUE INVESTING RISK.
-------------------------------------- -------------------------------------------------------------------------------
INSIGHT INTERNATIONAL                   Seeks undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance, and enjoy favorable long-term economic prospects.
-------------------------------------- -------------------------------------------------------------------------------
FOREIGN OPPORTUNITIES                   Seeks undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance, and enjoy favorable long-term economic prospects.
----------------------------------------------------------------------------------------------------------------------

         Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

ARE THERE ANY OTHER RISKS OF INVESTING IN EACH FUND?

         Each Fund is also subject to Volatility Risk, which involves the risk that performance will be affected by unanticipated events (e.g., significant earnings, shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors.

                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

         The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds with similar investment objectives and similar investment strategies within the Phoenix Funds complex, while simultaneously creating economies of scale for the surviving funds that are intended to lower fund expenses. The proposed Reorganization will allow shareholders of Insight International to own a fund that is similar in style, and with a greater amount of assets. While retaining the same investment management team, the Reorganization into a single fund is expected to result in greater operating efficiencies and lower fund expenses for shareholders of Insight International,. Foreign Opportunities has a similar investment objective and similar investment strategies as Insight International, while its Class A shares have outperformed the Class A shares of Insight International on a one- and five-year basis, through December 31, 2006. The Reorganization should create better efficiencies for the portfolio management team, which should benefit Foreign Opportunities and its shareholders, and perhaps lower fees for Foreign Opportunities.

         At a regular meeting held on November 15-16, 2006, all of the Trustees of Insight Trust on behalf of Insight International, including the Disinterested Trustees, considered and approved the Reorganization as set forth in the Plan. They determined that the Reorganization was in the best interests of Insight International and its shareholders, and that the interests of existing shareholders of Insight International will not be diluted as a result of the transactions contemplated by the Reorganization.

         Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Funds and reviewed various factors about the Funds and the proposed Reorganization. The Trustees noted that Foreign Opportunities has a similar investment objective and similar investment strategies as Insight International, but that Foreign Opportunities has outperformed Insight International in seven of the ten years that Insight International has operated and Class A shares of Foreign Opportunities have outperformed those of Insight International over the past one- and five-year periods. In addition, on a pro forma basis after the Reorganization, total operating expenses of Foreign Opportunities are anticipated to be lower than those of Insight International.

         The Trustees considered the relative asset size of each Fund, including the benefits of creating an entity with a higher combined level of assets. As of December 31, 2006, Insight International's net assets were approximately $290.8 million and Foreign Opportunities' net assets were approximately $353.6 million.

         In addition, the Trustees considered, among other things:

o    the terms and conditions of the Reorganization;

o the fact that the Reorganization would not result in the dilution of shareholders' interests;

o the fact that the management fee of Foreign Opportunities is lower than that of Insight International after its contractual expense reductions, and total expenses of Foreign Opportunities will continue to be lower than those of Insight International;

o the fact that Insight International and Foreign Opportunities have similar investment objectives and similar principal investment strategies;

o the fact that Insight International and PIC will bear the expenses incurred by the Funds in connection with the Reorganization relative to their expected cost savings, with Insight International paying 30% of such costs and PIC paying 70%;

o the benefits to shareholders, including operating efficiencies, which may be achieved from combining the Funds;

o the fact that Foreign Opportunities will assume all of the liabilities of Insight International;

o the fact that the Reorganization is expected to be a tax-free transaction for federal income tax purposes; and

o alternatives available to shareholders of Insight International, including the ability to redeem their shares.

         During their consideration of the Reorganization, the Trustees of Insight Trust consulted with counsel to the Disinterested Trustees, as appropriate.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of Insight Trust concluded that the proposed Reorganization would be in the best interests of Insight International and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Insight International for approval.

         The Trustees of Adviser Trust have also approved the Plan on behalf of Foreign Opportunities.

AGREEMENT AND PLAN OF REORGANIZATION

         The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

         The Plan provides that all of the assets of Insight International will be acquired by Foreign Opportunities in exchange for Class A, Class C and Class I shares of Foreign Opportunities and the assumption by Foreign Opportunities of all of the liabilities of Insight International on or about April 13, 2007, or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Insight International will endeavor to discharge all of its known liabilities and obligations. Insight International will prepare an unaudited statement of its assets and liabilities as of the Closing Date.

         At or prior to the Closing Date, Insight International will declare and pay a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

         The number of full and fractional shares of each class of Foreign Opportunities to be received by the shareholders of Insight International will be determined by dividing the net assets of Insight International by the net asset value of a share of Foreign Opportunities. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends on the Closing Date (the "Valuation Date"). The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         Phoenix Equity Planning Corporation ("PEPCO"), the administrator for both Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Foreign Opportunities, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         Immediately after the transfer of its assets to Foreign Opportunities, Insight International will liquidate and distribute pro rata to the shareholders as of the close of business on the Closing Date the full and fractional shares of Foreign Opportunities received by Insight International. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Insight International's shareholders on the share records of Foreign Opportunities or its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Foreign Opportunities due to Insight International's shareholders. All issued and outstanding shares of Insight International will be canceled. The shares of Foreign Opportunities to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Insight International will be terminated as a series of Insight Trust.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by Insight International's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of Insight International's shareholders, the Plan may be terminated (a) by the mutual agreement of Insight International and Foreign Opportunities; (b) by either Insight International or Foreign Opportunities if the Reorganization has not occurred on or before June 30, 2007, unless such date is extended by mutual agreement of Insight International and Foreign Opportunities; or (c) by either party if the other party materially breaches its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan.

         If the Reorganization is not consummated, PIC or one of its affiliates will pay the expenses incurred by Insight International and Foreign Opportunities in connection with the Reorganization (including the cost of any proxy soliciting agent). In such event, no portion of the expenses will be borne directly or indirectly by Insight International, Foreign Opportunities or their shareholders.

         If Insight International's shareholders do not approve the Reorganization, the Trustees of Insight Trust will consider other possible courses of action in the best interests of Insight International and its shareholders.

FEDERAL INCOME TAX CONSEQUENCES

         The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368 of the Code. As a condition to the closing of the Reorganization, Insight International and Foreign Opportunities will receive an opinion from the law firm of McDermott Will & Emery LLP to the effect that, based upon certain facts, assumptions, and representations, the Reorganization contemplated by the Plan will, for federal income tax purposes, qualify as a tax-free reorganization described in section 368(a) of the Code, and that Insight International and Foreign Opportunities each will be a "party to a reorganization," within the meaning of section 368(b) of the Code.

         As a result:

                   1. No gain or loss will be recognized by Foreign Opportunities upon the receipt of the assets of Insight International solely in exchange for the shares of Foreign Opportunities and the assumption by Foreign Opportunities of the liabilities of Insight International;

                   2. No gain or loss will be recognized by Insight International on the transfer of its assets to Foreign Opportunities in exchange for Foreign Opportunities' shares and the assumption by Foreign Opportunities of the liabilities of Insight International or upon the distribution of Foreign Opportunities' shares to Insight International's shareholders in exchange for their shares of Insight International;

                   3. No gain or loss will be recognized by Insight International's shareholders upon the exchange of their shares of Insight International for shares of Foreign Opportunities in liquidation of Insight International;

                   4. The aggregate tax basis of the shares of Foreign Opportunities received by each shareholder of Insight International pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Insight International held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Foreign Opportunities received by each shareholder of Insight International will include the period during which the shares of Insight International exchanged therefor were held by such shareholder (provided that the shares of Insight International are held as capital assets on the date of the Reorganization); and

                   5. The tax basis of the assets of Insight International acquired by Foreign Opportunities will be the same as the tax basis of such assets to Insight International immediately prior to the Reorganization, and the holding period of such assets in the hands of Foreign Opportunities will include the period during which the assets were held by Insight International.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated, but does not qualify as a tax-free reorganization under the Code, Insight International would recognize gain or loss on the transfer of its assets to Foreign Opportunities and each shareholder of Insight International would recognize a taxable gain or loss equal to the difference between its tax basis in its Insight International's shares and the fair market value of the shares of Foreign Opportunities it received.

         Foreign Opportunities' utilization after the Reorganization of any pre-Reorganization losses realized by Insight International to offset gains realized by Foreign Opportunities could be subject to limitation in future years.

PRO FORMA CAPITALIZATION

         The following table sets forth the capitalization of Insight International and Foreign Opportunities as of August 31, 2006, and the capitalization of Foreign Opportunities on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.86 Class A shares, 0.86 Class C shares and 0.89 Class I shares of Foreign Opportunities for each Class A, Class C and Class I share, respectively, of Insight International.

                   CAPITALIZATION OF INSIGHT INTERNATIONAL, FOREIGN OPPORTUNITIES AND
                                   FOREIGN OPPORTUNITIES (PRO FORMA)
-------------------------------------------------------------------------------------------------------
                                                                                         FOREIGN
                                                                                      OPPORTUNITIES
                                                                                       (PRO FORMA)
                               INSIGHT            FOREIGN                                 AFTER
                           INTERNATIONAL(a)     OPPORTUNITIES      ADJUSTMENTS       REORGANIZATION
                           -------------        -------------      -----------       --------------
-------------------------- ------------------ ------------------ ----------------- --------------------
Net Assets

Class A                            4,340,957        177,749,936                            182,090,893

Class C                              109,852         12,820,697                             12,930,549

Class I                          279,580,359         53,160,288                            332,740,647

Total Net Assets                 284,031,168        243,730,921                            527,762,089

-------------------------- ------------------ ------------------ ----------------- --------------------
Net Asset Value Per Share

Class A                                19.74              22.98                                  22.98

Class C                                19.72              22.86                                  22.86

Class I                                20.44              22.98                                  22.98

-------------------------- ------------------ ------------------ ----------------- --------------------
Shares Outstanding

Class A                              219,881          7,736,169       (30,951)(b)            7,925,099

Class C                                5,571            560,846          (765)(b)              565,652

Class I                           13,680,240          2,313,220    (1,514,563)(b)           14,478,897

-------------------------- ------------------ ------------------ ----------------- --------------------
Total Shares                      13,905,692         10,610,235                             22,969,648
Outstanding

-------------------------------------------------------------------------------------------------------

   (a) Reflects $26,100 of merger related expenses. Insight International will pay 30% of the total merger costs, estimated at $87,000.

   (b) Reflects change in shares outstanding due to reduction of Class A, Class C and Class I shares of Foreign Opportunities in exchange for Class A, Class C and Class I shares, respectively, of Insight International based upon the net asset value of Foreign Opportunities' Class A, Class C, and Class I shares, respectively, at August 31, 2006.

         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

DISTRIBUTION OF SHARES

         PEPCO, an affiliate of The Phoenix Companies, Inc. and the sole stockholder of the Adviser, serves as the national distributor of the Funds' shares. PEPCO distributes the Funds' shares either directly or through securities dealers or agents or bank-affiliated securities brokers. Insight International and Foreign Opportunities are each authorized to issue three classes of shares: Class A, Class C and Class I. Each class of shares has a separate distribution arrangement and bears its own distribution expenses, if any.

         In the proposed Reorganization, shareholders of Insight International owning Class A, Class C or Class I shares will receive Class A, Class C or Class I shares, respectively, of Foreign Opportunities. Class A shares may pay a sales charge at the time of purchase of up to 5.75% of the offering price. Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if the shares are redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class A shares of Insight International and Foreign Opportunities under which the applicable Fund may pay a service fee at an annual rate which may not exceed 0.25 % of average daily net assets attributable to the Class.

         Class C shares are sold without a front-end sales charge and are subject to a 1.00% contingent deferred sale charge ("CDSC") if such shares are redeemed within one year of purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class C shares acquired as a result of the Reorganization, the length of time you hold shares in Foreign Opportunities will be added to the length of time you held shares in Insight International. If you acquire Class C shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of Insight International. Class C shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class C shares of Insight International and Foreign Opportunities under which the applicable Fund will be able to pay for distribution-related expenses at an annual rate which may not exceed 1.00% of average daily net assets attributable to the Class. Class C shares do not convert to any other class of shares. Class C shares issued to shareholders of Insight International in connection with the Reorganization will continue to be subject to the CDSC schedule in place at the time of their original purchase.

         Class I shares will be offered primarily to institutional investors such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations. Class I shares do not pay a sales charge at any time, and there are no distribution and services fees applicable to Class I shares.

         In connection with the Reorganization, no sales charges are imposed. More detailed descriptions of the Class A, Class C and Class I shares and the distribution arrangements applicable to these classes of shares are contained in the Prospectus and Statement of Additional Information relating to Foreign Opportunities.

PURCHASE AND REDEMPTION PROCEDURES

         Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. For information about minimum purchase requirements, see "Your Account" and "How to Buy Shares" in the Funds' Prospectuses. Each Fund, subject to certain restrictions, provides for telephone or mail redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption order on each day the New York Stock Exchange is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the Funds' Prospectuses. Each Fund may involuntarily redeem shareholders' accounts that have a balance below $200 as a result of redemption activity, subject to sixty-days written notice. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

EXCHANGE PRIVILEGES

         Insight International and Foreign Opportunities currently offer shareholders identical exchange privileges. Shareholders of each Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix Funds. Class C shares of the Funds are also exchangeable for Class T shares of those Phoenix Funds offering them.

         On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. Additional information concerning the Funds' exchange privileges is contained in the Funds' Prospectuses.

DIVIDEND POLICY

         The Funds distribute net investment income semiannually. Both Funds distribute net realized capital gains, if any, at least annually.

         All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds' Prospectuses for further information concerning dividends and distributions.

         Each Fund has qualified, and Foreign Opportunities intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION

         Insight International is a series of Insight Trust, a diversified open-end management investment company registered with the SEC under the 1940 Act that was organized as a Massachusetts business trust in December 1995. Foreign Opportunities is a series of Adviser Trust, a diversified open-end management investment company registered with the SEC under the 1940 Act that was organized as a Delaware statutory trust in May 2003. Insight Trust and Adviser Trust are governed by their respective Agreements and Declarations of Trust ("Declarations of Trust") and By-Laws, Board of Trustees, and Massachusetts or Delaware and federal law. Insight Trust and Adviser Trust are each organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of Adviser Trust currently consist of Foreign Opportunities and one other mutual fund of various asset classes, while Insight Trust consists of Insight International and 17 other mutual funds of various asset classes.

CAPITALIZATION

         The beneficial interests in Insight Trust and Adviser Trust are represented by an unlimited number of transferable shares of beneficial interest, par value $0.001, of one or more series. The Declaration of Trust of each of Insight Trust and Adviser Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

         Shares of Insight International and Foreign Opportunities are offered in three classes (Class A, Class C and Class I). Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

SHAREHOLDER LIABILITY

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that Adviser Trust or a shareholder of Adviser Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of Adviser Trust to liability. To guard against this risk, the Declaration of Trust of Adviser Trust (a) provides that any written obligation of Adviser Trust may contain a statement that such obligation may only be enforced against the assets of Adviser Trust or the particular series in question and the obligation is not binding upon the shareholders of Adviser Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of Adviser Trust. Accordingly, the risk of a shareholder of Adviser Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) Adviser Trust itself is unable to meet its obligations. In light of Delaware law, the nature of Adviser Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Adviser Trust is remote.

         Shareholders of Insight Trust as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of Insight Trust. However, the Declaration of Trust of Insight Trust contains an express disclaimer of shareholder liability and requires notice of such disclaimer be given in each agreement entered into or executed by Insight Trust or the Trustees or officers of Insight Trust, as applicable. The Declaration of Trust also provides for shareholder indemnification out of the assets of Insight Trust.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

         Insight Trust, on behalf of Insight International, and Adviser Trust, on behalf of Foreign Opportunities, are not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Insight Trust or Adviser Trust. In addition, each of Insight Trust and Adviser Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Insight Trust nor Adviser Trust currently intends to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of Insight Trust or Adviser Trust.

         Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to Adviser Trust 33 1/3% of the shares, and with respect to Insight Trust 30% of the shares, entitled to vote constitutes a quorum for consideration of a matter at a shareholders' meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         A Trustee of Adviser Trust may be removed with or without cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of Adviser Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal. A Trustee of Insight Trust may be removed with cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of Insight Trust, or with cause by the vote of two-thirds of the number of Trustees prior to removal.

         Under the Declaration of Trust of each of Insight Trust and Adviser Trust, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

         The Declaration of Trust of Adviser Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize Adviser Trust as a corporation or other entity, (2) merge Adviser

Trust into another entity, or merge, consolidate or transfer the assets and liabilities or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class.

         The Declaration of Trust of Insight Trust provides that unless otherwise required by applicable law (including the 1940 Act): (1) the affirmative vote of the holders of two-thirds of the shares of Insight Trust are required for Insight Trust, or any series of Insight Trust, to merge or consolidate with or into, or sell substantially all of its assets to, one or more trusts (or series thereof), partnerships, associations, corporations or other business entities or cause the shares (or any portion thereof) to be exchanged under or pursuant to any state or federal statute; provided, however, that the affirmative vote of only a majority of the shareholders is required if such action is recommended by the Trustees; and (2) the affirmative vote of a majority of the shareholders is required in order for Insight Trust to reorganize under the laws of any state or other political subdivision of the United States.

         Under certain circumstances, the Trustees of each of Adviser Trust and Insight Trust may also terminate Adviser Trust or Insight Trust, as the case may be, a series, or a class of shares, upon written notice to the shareholders.

LIQUIDATION

         In the event of the liquidation of Insight Trust or Adviser Trust, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to Insight Trust or Adviser Trust, the Fund or attributable to the class over the liabilities belonging to Insight Trust or Adviser Trust, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of such Fund or class of the Fund held by them on the date of distribution.

LIABILITY AND INDEMNIFICATION OF TRUSTEES

         Under the Declaration of Trust of each of Insight Trust and Adviser Trust, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and By-Laws of each of Insight Trust and Adviser Trust, each Trustee of Insight Trust or Adviser Trust, as the case may be, is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee
(1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to Insight Trust or Adviser Trust, as the case may be, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, "disabling conduct") or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to Insight Trust or Adviser Trust, as the case may be, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by
(a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. Insight Trust and Adviser Trust may also advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay Insight Trust or Adviser Trust, as the case may be, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and By-Laws of each of Adviser Trust and Insight Trust, and Delaware or Massachusetts and federal law, as applicable and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware or Massachusetts and federal law, as applicable law, directly for more complete information.

           INFORMATION CONCERNING THE MEETING AND VOTING REQUIREMENTS

         This Prospectus/Proxy Statement is being sent to shareholders of Insight International in connection with a solicitation of proxies by the Trustees of the Insight Trust, to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 2:00 p.m. Eastern time, March 30, 2007, at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06103, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Insight International on or about February 12, 2007.

         The Board of Trustees of Insight Trust has fixed the close of business on February 5, 2007 as the record date (the "Record Date") for determining the shareholders of Insight International entitled to receive notice of the Meeting and to vote, and for determining the number of shares for which voting instructions may be given, with respect to the Meeting or any adjournment thereof.

         In voting for the Plan, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

         Proxies may be revoked by mailing a notice of revocation to the Secretary of Insight Trust at the address set forth on the cover page of this Prospectus/Proxy Statement, by executing a superceding proxy by telephone or through the Internet or by attending the Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

         If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote by the Internet or by telephone, or attend in person. Guidelines on voting by mail, by telephone, through the Internet or in person at the Meeting appear on the enclosed proxy card.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named thereon will vote the interests represented by the proxy card in accordance with the instructions marked on the returned proxy card.

o Proxy cards that are properly executed and returned but are not marked with voting instructions will be voted FOR the Plan and FOR any other matters deemed appropriate.

         Thirty percent (30%) of the outstanding voting shares of Insight International must be present in person or by proxy to constitute a quorum for the Meeting. Approval of the Plan will require the affirmative vote of the holders of a majority of the shares of Insight International.

         The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name", as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) of shares represented at the Meeting as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Meeting). Abstentions and broker non-votes will be treated as shares voted against the Plan.

         In addition to the proxy solicitation by mail, representatives of Insight Trust may solicit proxies by mail, telephone, facsimile, Internet or personal contact. Computershare Fund Services, Inc. has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by Insight International and PIC, with Insight International paying 30% of such costs and PIC paying 70%. The anticipated cost of this proxy solicitation is approximately $3,500, plus expenses. Neither Foreign Opportunities nor its shareholders will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

         If shareholders of Insight International do not vote to approve the Plan, the Trustees of the Insight Trust will consider other possible courses of action in the best interests of Insight International and its shareholders. If sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder of Insight International who objects to the proposed Reorganization as set forth in the Plan will not be entitled under either Massachusetts or Delaware law or the Declaration of Trust of Insight Trust to demand payment for, or an appraisal of, his or her shares.

However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. In addition, if the Reorganization is consummated, shareholders will be free to redeem the shares of Foreign Opportunities that they receive in the transaction at their then-current net asset value. Shares of Insight International may be redeemed at any time prior to the Reorganization. Shareholders of Insight International may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

         Insight Trust does not hold annual shareholder meetings. If the Plan is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Insight Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by Insight Trust in a reasonable period of time prior to that meeting.

         The votes of the shareholders of Foreign Opportunities are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

SHAREHOLDER INFORMATION

         The shareholders of Insight International at the close of business on February 5, 2007 (the "Record Date") will be entitled to be present and vote at the Meeting with respect to shares of Insight International owned as of the Record Date. As of the Record Date, the total number of shares of Insight International outstanding was as follows:

         -----------------------------------------------------------
                                       NUMBER OF SHARES
                                       ---------------
         --------------------------- -------------------------------
          CLASS A                                 248,062.104

          CLASS C                                  10,110.688

          CLASS I                              15,376,215.788

         --------------------------- -------------------------------
          TOTAL                                15,634,388.580

         -----------------------------------------------------------

         As of the Record Date, the officers and Trustees of Insight Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Insight International.

         As of the Record Date, the officers and Trustees of the Adviser Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Foreign Opportunities.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of the Record Date, the beneficial owners or record owners of more than 5% of the shares of Insight International or Foreign Opportunities were as follows:


INSIGHT INTERNATIONAL

------------------------------------------------------------------------------------------------------------------------------------
                                                                               % OF CLASS OF SHARES OF    % OF CLASS OF SHARES OF
               NAME AND ADDRESS               CLASS         NO. OF SHARES          PORTFOLIO BEFORE           PORTFOLIO AFTER
                                                                                    REORGANIZATION            REORGANIZATION
------------------------------------------------------------------------------------------------------------------------------------
MAC & Co. A/C  XXXXXXXX1002                     I          5,088,160.0520               32.50%                    12.60%
MUTUAL FUND OPERATIONS
PO BOX 3198
525 WILLIAM PENN PLACE
PITTSBURGH, PA
------------------------------------------------------------------------------------------------------------------------------------
MAC & Co. A/C  XXXXXXXX1132
MUTUAL FUND OPERATIONS
PO BOX 3198                                     I          2,282,804.5990               14.60%                     5.70%
525 WILLIAM PENN PLACE
PITTSBURGH, PA
------------------------------------------------------------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY
C/O HARRIS BANK ID 940
A/C XXXX4056                                    I          2,159,701.3050               13.80%                     5.40%
ATTN MUTUAL FUNDS
ONE FREEDOM VALLEY DRIVE
OAKS, PA 19456
------------------------------------------------------------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY
C/O HARRIS BANK ID 940
A/C XXXX3976
ATTN MUTUAL FUNDS                               I          1,057,184.3000                6.80%                     2.60%
ONE FREEDOM VALLEY DRIVE
OAKS, PA 19456



FOREIGN OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                               % OF CLASS OF SHARES OF    % OF CLASS OF SHARES OF
               NAME AND ADDRESS               CLASS         NO. OF SHARES          PORTFOLIO BEFORE           PORTFOLIO AFTER
                                                                                    REORGANIZATION            REORGANIZATION
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                         A           3,350,182.082                19.0%                    11.60%
EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
REINVEST ACCOUNT
ATTN MUTUAL FUNDS DEPT
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104-4151


                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of Insight Trust relating to Insight International, for the year ended as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement. The financial statements and financial highlights of Insight Trust relating to Insight International, for the period indicated therein have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of Adviser Trust relating to Foreign Opportunities, for the year ended as of February 28, 2006, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement. The financial statements and financial highlights of Adviser Trust relating to Foreign Opportunities, for the period indicated therein have been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Foreign Opportunities will be passed upon by Kevin J. Carr, Esq., Vice President and Counsel, The Phoenix Companies, Inc.

                             ADDITIONAL INFORMATION

         Insight Trust and Adviser Trust are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

                                 OTHER BUSINESS

         The Trustees of Insight Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

 THE TRUSTEES OF INSIGHT TRUST RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED
     INVESTMENT PROXY CARDS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

February 9, 2007

                                                                       EXHIBIT A



                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION



         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 15th day of November, 2006, by and between Phoenix Adviser Trust, a Delaware statutory trust (the "Acquiring Trust"), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix Foreign Opportunities Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, and Phoenix Insight Funds Trust, a Massachusetts business trust (the "Selling Trust"), on behalf of the Phoenix Insight International Fund (the "Acquired Fund"), a separate series of the Selling Trust.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         The Acquired Fund is a separate series of the Selling Trust and the Acquiring Fund is a separate series of the Acquiring Trust, each of which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

         The Board of Trustees of the Acquiring Trust, including a majority of the Trustees who are not "interested persons" of the Acquiring Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

         The Board of Trustees of the Selling Trust, including a majority of the Trustees who are not "interested persons" of the Selling Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       TRANSACTION

         1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:
(i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net

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assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the "Assets").

         1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

         1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

         1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.       VALUATION

         2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures established by the Acquiring Trust's Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquiring Fund.

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         2.2   The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Acquiring Trust's Board of Trustees which shall be described in the Acquiring Fund's then-current prospectus and statement of additional information.

         2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

         2.4 Phoenix Equity Planning Corporation ("PEPCO") shall make all computations of value, in its capacity as administrator for the Acquiring Trust.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be April 13, 2007, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Phoenix Life Insurance Company, One American Row, Hartford, CT 06115-0480 or at such other time and/or place as the parties may agree.

         3.2 The Selling Trust shall direct PFPC Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund on the next business day following the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund's name by its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund's Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a "securities depository", as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

         3.3 The Selling Trust shall direct PEPCO (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the

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Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired
Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Selling Trust, on behalf of the Acquired Fund, represents and warrants as follows:

         (a) The Acquired Fund is duly organized as a series of the Selling Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with power under the Selling Trust's Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;

         (b) The Selling Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) On the Closing Date, the Selling Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

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         (f)   The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Selling Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or
(ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Selling Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

         (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

         (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Selling Trust, on behalf of the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Selling Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (i) The unaudited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2006 are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (j) Since June 30, 2006, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

         (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

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         (l)   For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

         (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

         (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Selling Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and

         (o) The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

         4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

         (a) The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquiring Trust's Agreement and Declaration of Trust (the "Trust Instrument") to own all of its assets and to carry on its business as it is now being conducted;

         (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

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         (d)   The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Trust's Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

         (f) Except as otherwise disclosed in writing to and accepted by the Selling Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Acquiring Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions herein contemplated;

         (g) On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

         (h) The unaudited financial statements of the Acquiring Fund at August 31, 2006 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

         (i) Since August 31, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

         (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment

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thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (k) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of the Code and the regulations thereunder;

         (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

         (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (n) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

         (o) The information to be furnished by the Acquiring Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.       COVENANTS OF THE SELLING TRUST ON BEHALF OF THE ACQUIRED FUND

         5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

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         5.2   The Selling Trust will call a meeting of the shareholders of the
Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

         5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         5.4 The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund's shares.

         5.5 Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.6 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

         5.7 The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         5.8 The Selling Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Trust, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Selling Trust's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and
(b) the Acquiring Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.       COVENANTS OF THE ACQUIRING TRUST ON BEHALF OF THE ACQUIRING FUND

         6.1 The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

         6.2 Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         6.3 The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         6.4 The registration statement on Form N-14 (the "Registration Statement") which the Acquiring Fund shall have prepared and filed for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, shall

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have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         6.5 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Selling Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Selling Trust's election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         7.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of the Acquiring Fund on or before the Closing Date; and

         7.3 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Trust's election, to the performance by the Selling Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         8.1 All representations and warranties of the Selling Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         8.2 The Selling Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Selling Trust;

         8.3 The Selling Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Selling Trust, on behalf of the Acquired Fund, on or before the Closing Date;

         8.4 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

         8.5 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Selling Trust, on behalf of the Acquired Fund, or the Acquiring Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         9.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Selling Trust's Declaration of Trust, applicable Massachusetts law and the 1940 Act. Notwithstanding anything herein to the contrary, the Selling Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, may not waive the conditions set forth in this paragraph 9.1;

         9.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         9.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Selling Trust and the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

         9.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         9.5 The parties shall have received the opinion of McDermott Will & Emery LLP, addressed to the Acquiring Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall, for federal income tax purposes, qualify as a tax free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Acquiring Trust. Notwithstanding anything herein to the contrary, the Acquiring Trust may not waive the condition set forth in this paragraph 9.5.

10.      BROKERAGE FEES AND EXPENSES

         10.1 The Selling Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         10.2 The expenses relating to the proposed Reorganization will be borne by the Acquired Fund and Phoenix Investment Counsel, Inc. ("PIC"), with the Acquired Fund and PIC bearing thirty percent and seventy percent, respectively, of such expenses. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund's prospectus/proxy statement, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

         10.3 In the event the transactions contemplated by this Agreement are not consummated, then PIC agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1 The Selling Trust and the Acquiring Trust have not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

         11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before June 30, 2007 unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.      WAIVER

         The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of their respective Board of Trustees, may waive any condition to their respective obligations hereunder, except that the Acquiring Trust may not waive the condition set forth in paragraph 9.5.

14.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of the Selling Trust and the Acquiring Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Selling Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301,
Attn: General Counsel.

16.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         16.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

         16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         16.5 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquired Fund personally, but shall bind only the property of the Acquired Fund, as provided in the Declaration of Trust of the Acquired Fund. The execution and delivery by such officers of the Acquired Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Declaration of Trust of the Acquired Fund.

         16.6 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the Acquiring Trust property of the Acquiring Fund, as provided in the Trust Instrument of the Acquiring Fund. The execution and delivery by such officers of the Acquiring Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquiring Trust property of the Acquiring Fund as provided in the Trust Instrument of the Acquiring Fund.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary, all as of the date first written above.


Attest: PHOENIX INSIGHT FUNDS TRUST ON BEHALF OF ITS SERIES PHOENIX INSIGHT INTERNATIONAL FUND


_______________________________       By: _______________________________
By:
Title:                                Title:


Attest: PHOENIX ADVISER TRUST ON BEHALF OF ITS SERIES PHOENIX FOREIGN OPPORTUNITIES FUND


_______________________________       By: _______________________________
By:
Title:                                Title:

                                      Agreed and accepted as to
                                      paragraphs 10.2 and 10.3 only:

Attest:                               PHOENIX INVESTMENT COUNSEL, INC.


_______________________________       By: _______________________________
By:
Title:                                Title:

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                       PHOENIX INSIGHT INTERNATIONAL FUND

                                   a series of

                           PHOENIX INSIGHT FUNDS TRUST
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        By and In Exchange For Shares of

                       PHOENIX FOREIGN OPPORTUNITIES FUND

                                   a series of

                              PHOENIX ADVISER TRUST
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574



This Statement of Additional Information, dated February 9, 2007, relating specifically to the proposed transfer of the assets and liabilities of Phoenix Insight International Fund ("Insight International"), a series of Phoenix Insight Funds Trust ("Insight Trust") to Phoenix Foreign Opportunities Fund ("Foreign Opportunities"), a series of Phoenix Adviser Trust ("Adviser Trust"), in exchange for Class A, Class C and Class I shares of beneficial interest, par value $.001, of Foreign Opportunities (to be issued to holders of shares of Insight International), consists of the information set forth below pertaining to Insight International and Foreign Opportunities and the following described documents, each of which is incorporated by reference herein:

         (1) The Statement of Additional Information of Insight International, dated June 26, 2006, as supplemented;

         (2) The Statement of Additional Information of Foreign Opportunities, dated May 15, 2006, as supplemented;

         (3) Annual Report of Insight International for the year ended December 31, 2005;

         (4) Semiannual Report of Insight International for the six months ended June 30, 2006;

         (5) Annual Report of Foreign Opportunities for the year ended February 28, 2006;

         (6) Semiannual Report of Foreign Opportunities for the six months ended August 31, 2006; and

         (7)      Pro Forma Financial Statements dated as of August 31, 2006.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Insight International and Foreign Opportunities dated February 9, 2007. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Insight Trust or Adviser Trust at the telephone numbers or addresses set forth above.

Phoenix Adviser Trust

Pro Forma Financial Statements
Introductory Paragraph

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Phoenix Insight International Fund ("Insight International"), a series of Phoenix Insight Funds Trust, in exchange for shares of Phoenix Foreign Opportunities Fund ("Foreign Opportunities"), a series of Phoenix Adviser Trust, at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, Foreign Opportunities, and the results of operations of Foreign Opportunities for pre-combination periods will not be restated.

The pro forma unaudited combining statements of assets and liabilities and schedule of investments reflect the financial position of Insight International and Foreign Opportunities as of August 31, 2006.

The pro forma unaudited statement of operations reflects the results of operations of each of the funds for the year ended August 31, 2006, as though the reorganization occurred as of the beginning of the preceding twelve month period.

The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for Insight International and Foreign Opportunities, which are incorporated by reference in the Statement of Additional Information.

 Phoenix Foreign Opportunities Fund/Phoenix Insight International Fund Pro Forma Combining Schedule of Investments
 August 31, 2006 (Unaudited)

                            Shares or Par                                                                              Market Value
--------------------------- ------------- ------------------------------------------ ---------------- ---------------- -------------
                              Phoenix                                                                                     Phoenix
                              Foreign                                                                                     Foreign
   Phoenix       Phoenix-   Opportunities                                                Phoenix         Phoenix-      Opportunities
   Foreign       Insight      Pro Forma                                                  Foreign          Insight        Pro Forma
Opportunities International   Combining                                               Opportunities    International     Combining
    Fund           Fund      Portfolios    DESCRIPTION                                     Fund            Fund         Portfolios
----------------------------------------- ------------------------------------------ ----------------------------------------------

                                          FOREIGN COMMON STOCKS (c) --94.3%

                                          AUSTRALIA -- 5.4%
    335,500                  335,500      Aristocrat Leisure Ltd. (Casinos &
                                           Gaming)                                         3,355,615                      3,355,615
    145,900      171,800     317,700      Australia and New Zealand Banking Group
                                           Ltd. (Diversified Banks)                        3,035,499       3,574,357      6,609,856
    342,411      403,600     746,011      Westfield Group (Real Estate Management
                                           & Development)                                  4,776,332       5,629,865     10,406,197
                 225,437     225,437      Westpac Banking Corp. (Diversified Banks)                        4,022,464      4,022,464
    283,139                  283,139      Woolworths Ltd. ( Food Retail)                   4,474,848                      4,474,848
                                          Total Australia                                 15,642,294      13,226,686     28,868,980

                                          BELGIUM --2.1%
     17,400                   17,400      Colruyt SA (Food Retail)                         2,958,145                      2,958,145
     71,800       86,000     157,800      InBev N.V. (Brewers)                             3,728,210       4,465,544      8,193,754
                                          Total Belgium                                    6,686,355       4,465,544     11,151,899

                                          BRAZIL --2.9%
    115,600      135,400     251,000      Banco Itau Holding Financieira SA Sponsored
                                           ADR (Diversified Banks)                         3,518,864       4,121,576      7,640,440
                  28,800      28,800      Petroleo Brasileiro SA ADR (Integrated
                                           Oil & Gas)                                                      2,582,208      2,582,208
    179,300      123,100     302,400      Souza Cruz SA (Tobacco)                          2,968,820       2,038,270      5,007,090
                                          Total Brazil                                     6,487,684       8,742,054     15,229,738

                                          FINLAND --0.5%
                 125,300     125,300      Nokia OYJ (Communications Equipment)                             2,624,630      2,624,630
                                          Total Finland                                            -       2,624,630      2,624,630

                                          FRANCE --4.7%
                 112,000     112,000      AXA SA (Multi-line Insurance)                                    4,161,168      4,161,168
     91,000      105,500     196,500      M6-Metropole Television SA (Broadcasting
                                           & Cable TV)                                     2,845,826       3,299,283      6,145,109
     44,300       77,800     122,100      Total SA (Integrated Oil & Gas)                  2,990,981       5,252,783      8,243,764
     19,914                   19,914      Total SA Sponsored ADR (Integrated Oil & Gas)    1,342,801                      1,342,801
                 140,000     140,000      Vivendi SA (Movies & Entertainment)                              4,815,835      4,815,835
                                          Total France                                     7,179,608      17,529,069     24,708,677

                                          INDIA --1.9%
     52,600                   52,600      HDFC Bank Ltd. (Diversified Banks)                 963,099                        963,099
     92,100       66,000     158,100      HDFC Bank Ltd. ADR (Diversified Banks)           5,238,648       3,754,080      8,992,728
                                          Total India                                      6,201,747       3,754,080      9,955,827

                                          IRELAND --5.5%
    112,275       81,100     193,375      Allied Irish Banks plc (Diversified Banks)       2,927,162       2,114,387      5,041,549
                  50,100      50,100      Allied Irish Banks plc (Diversified Banks)                       1,309,384      1,309,384
    631,735      743,500   1,375,235      Anglo Irish Bank Corp. plc (Diversified Banks)  10,440,563      12,287,682     22,728,245
                                          Total Ireland                                   13,367,725      15,711,453     29,079,178

                                          ITALY --1.6%
    122,500      158,000     280,500      ENI S.p.A. (Integrated Oil & Gas)                3,750,881       4,837,871      8,588,752
                                          Total Italy                                      3,750,881       4,837,871      8,588,752

                                          JAPAN --8.2%
                 280,000     280,000      Asahi Glass Co., Ltd. (Building Products)                        3,673,069      3,673,069
                 420,000     420,000      Bank of Yokohama, Ltd. (The) (Regional Banks)                    3,320,073      3,320,073
                 109,500     109,500      Canon, Inc. (Office Electronics)                                 5,447,251      5,447,251
     70,400       48,800     119,200      Daito Trust Construction Co. Ltd.
                                           (Homebuilding)                                  3,658,077       2,535,713      6,193,790
        351          260         611      Millea Holdings, Inc. (Property & Casualty
                                           Insurance)                                      6,458,197       4,783,849     11,242,046
                  57,000      57,000      Takeda Pharmaceutical Co., Ltd.
                                           (Pharmaceuticals)                                               3,772,648      3,772,648
     96,000       84,200     180,200      Toyota Motor Corp. (Automobile Manufacturers)    5,209,081       4,568,798      9,777,879
                                          Total Japan                                     15,325,355      28,101,401     43,426,756

                                          MEXICO --3.7%
     75,200       91,000     166,200      America Movil S.A. de C.V. ADR Series L
                                           (Wireless Telecommunication Service)            2,805,712       3,395,210      6,200,922
    124,300      149,600     273,900      America Telecom S.A. de C.V. A1 (Wireless
                                           Telecommunication Service) (b)                    847,426       1,019,911      1,867,337
  1,380,100    1,296,500   2,676,600      Grupo Modelo, S.A. de C.V. Series C (Brewers)    5,814,834       5,462,599     11,277,433
                                          Total Mexico                                     9,467,972       9,877,720     19,345,692

                                          NETHERLANDS --3.1%
     39,046          500      39,546      Aalberts Industries N.V. (Industrial Machinery)  3,221,527          41,253      3,262,780
                   3,659       3,659      ABN AMRO Holding N.V. (Diversified Banks)                          104,344        104,344
                 103,000     103,000      ING Groep NV (Other Diversified Financial
                                           Services)                                                       4,453,590      4,453,590
     97,700      123,840     221,540      TNT N.V. (Air Freight & Logistics)               3,673,685       4,656,593      8,330,278
                                          Total Netherlands                                6,895,212       9,255,780     16,150,992

                                          NORWAY --1.5%
     74,100       87,700     161,800      Orkla ASA (Industrial Conglomerates)             3,633,502       4,300,380      7,933,882
                                          Total Norway                                     3,633,502       4,300,380      7,933,882

                                          SINGAPORE --1.0%
                 489,000     489,000      DBS Group Holdings, Ltd. (Diversified Banks)                     5,593,010      5,593,010
                                          Total Singapore                                          -       5,593,010      5,593,010

                                          SOUTH AFRICA --1.6%
    210,623      220,600     431,223      Remgro Ltd. (Industrial Conglomerates)           4,181,808       4,379,896      8,561,704
                                          Total South Africa                               4,181,808       4,379,896      8,561,704

                                          SOUTH KOREA --3.3%
      2,637                    2,637      Amorepacific Corp. (Personal Products) (b)       1,146,641                      1,146,641
    161,800      159,700     321,500      Kangwon Land, Inc. (Casino & Gaming)             3,063,310       3,023,552      6,086,862
     47,200                   47,200      KT&G Corp. (Tobacco)                             2,769,250                      2,769,250
      1,139        1,211       2,350      Lotte Confectionary Co. Ltd. (Packaged
                                           Foods & Meats)                                  1,430,118       1,520,521      2,950,639
     71,490                   71,490      S1 Corp. (Specialized Consumer Services)         2,918,946                      2,918,946
                   2,500       2,500      Samsung Electronics Co. Ltd. (Semiconductors)                    1,690,419      1,690,419
                                          Total South Korea                               11,328,265       6,234,492     17,562,757

                                          SPAIN --10.0%
    361,410      409,100     770,510      Banco Bilbao Vizcaya Argentaria S.A.
                                           (Diversified Banks)                             8,260,271       9,350,258     17,610,529
    487,338      389,373     876,711      Enagas S.A. (Gas Utilities)                     11,107,223       8,874,442     19,981,665
    247,800      146,843     394,643      Red Electrica de Espana (Electric Utilities)     9,565,324       5,668,285     15,233,609
                                          Total Spain                                     28,932,818      23,892,985     52,825,803

                                          SWITZERLAND --11.3%
     87,446       54,020     141,466      Kuehne & Nagel International AG (Marine)         6,148,963       3,798,538      9,947,501
        497                      497      Lindt & Spruengli AG (Packaged Foods & Meats)    1,082,147                      1,082,147
     18,150       19,988      38,138      Nestle S.A. Registered Shares (Packaged
                                           Foods & Meats)                                  6,241,205       6,873,235     13,114,440
                 104,400     104,400      Novartis AG (Pharmaceuticals)                                    5,958,565      5,958,565
     65,876                   65,876      Novartis AG ADR (Pharmaceuticals)                3,762,837                      3,762,837
     50,000       53,072     103,072      Roche Holding AG Registered Shares
                                           (Pharmaceuticals)                               9,217,208       9,783,513     19,000,721
     52,800       63,300     116,100      UBS AG (Diversified Capital Markets)             2,987,789       3,581,952      6,569,741
                                          Total Switzerland                               29,440,149      29,995,803     59,435,952

                                          TAIWAN --1.4%
    353,743      419,398     773,141      Taiwan Semiconductor Manufacturing Co. Ltd.
                                           Sponsored ADR (Semiconductors)                  3,293,347       3,904,597      7,197,944
                                          Total Taiwan                                     3,293,347       3,904,597      7,197,944

                                          UNITED KINGDOM --22.8%
     96,176                   96,176      Barrat Developments plc (Homebuilding)           1,819,323                      1,819,323
    388,779      445,067     833,846      British American Tobacco plc (Tobacco)          10,659,592      12,202,906     22,862,498
    354,571      423,900     778,471      Cadbury Schweppes plc (Packaged Foods
                                           & Meats)                                        3,773,899       4,511,808      8,285,707
                  20,560      20,560      Cattles plc (Consumer Finances)                                    128,595        128,595
    412,475      466,449     878,924      Diageo plc (Distillers & Vintners)               7,343,186       8,304,073     15,647,259
    234,585      229,607     464,192      HSBC Holdings plc (Diversified Banks)            4,259,012       4,168,640      8,427,652
    234,215      275,862     510,077      Imperial Tobacco Group plc (Tobacco)             8,071,766       9,507,051     17,578,817
     84,737      105,400     190,137      Reckitt Benckiser plc (Household Products)       3,517,251       4,374,944      7,892,195
    136,034      209,601     345,635      Royal Bank of Scotland Group plc
                                           (Diversified Banks)                             4,615,627       7,111,749     11,727,376
                  43,357      43,357      Signet Group plc (Specialty Stores)                                 88,332         88,332
  1,864,816    1,751,389   3,616,205      Tesco plc (Food Retail)                         13,394,933      12,580,192     25,975,125
                                          Total United Kingdom                            57,454,589      62,978,290    120,432,879

                                          UNITED STATES --1.8%
    264,000      204,200     468,200      News Corp. Class B (Movies & Home
                                           Entertainment)                                  5,238,639       4,052,008      9,290,647
                                          Total United States                              5,238,639       4,052,008      9,290,647

                                          Total Foreign Common Stocks -- 94.3%        234,507,950.00  263,457,749.00 497,965,699.00
                                          (Identified cost $192,302,999,
                                           $224,962,832 and $417,265,831)

                                          WARRANTS --0.3%

                                          HDFC Bank Ltd. Class A Strike Price .00001
                                          Indian Rupees, Exp. 6/28/10
     45,720       31,000      76,720       (Diversified Banks) (b)                           837,042         558,394      1,395,436
                                          Total Warrants                                     837,042         558,394      1,395,436
                                          (Identified cost $715,682, $464,669
                                           and $1,180,351)

                                          TOTAL LONG TERM INVESTMENTS --94.6%            235,344,992     264,016,143    499,361,135
                                          (Identified cost $193,018,681,
                                           $225,427,501 and $418,446,182)

                                          SHORT TERM INVESTMENTS --5.7%

                                          COMMERCIAL PAPER (d) --5.7%

                 495,000     495,000      BellSouth Corp.                                                    494,496        494,496
               2,885,000   2,885,000      Danske Corp.                                                     2,882,476      2,882,476
  7,285,000                7,285,000      Du Pont (E.I.) de Nemours & Co.                  7,279,738                      7,279,738
  2,022,000                2,022,000      George Street Finance LLC                        2,022,000                      2,022,000
  5,000,000    6,385,000  11,385,000      Lockhart Funding LLC                             5,000,000       6,385,000     11,385,000
               3,300,000   3,300,000      Old Line Funding Corp.                                           3,294,225      3,294,225
               2,800,000   2,800,000      Target Corp.                                                     2,798,379      2,798,379
                                          TOTAL SHORT-TERM INVESTMENTS                    14,301,738      15,854,576     30,156,314
                                          (Identified cost $14,301,738, $15,854,576
                                           and $30,156,314)

                                          TOTAL INVESTMENTS --100.3%                (a)  249,646,730     279,870,719    529,517,449
                                          (Identified cost $207,320,419,
                                           $241,282,077 and $448,602,496)

                                          Other assets and liabilities, net --(0.3)%      (5,915,809)      4,160,449     (1,755,360)


                                          NET ASSETS --100.0%                            243,730,921     284,031,168    527,762,089
                                                                                       ==============  ==============  =============

                                 (a)      Federal Income Tax Information: Net unrealized
                                          appreciation of investment securities is
                                          comprised of gross appreciation of $80,240,255
                                          and gross depreciation of $1,114,523 for federal
                                          income tax purposes. At August 31, 2006, the
                                          aggregate cost of securities for federal income
                                          tax purposes was $450,391,717.
                                 (b)      Non-income producing.

                                 (c)      Foreign common stocks are determined based on
                                          the country in which the security is issued. The
                                          country of risk is determined based on criteria
                                          described in Note "Foreign security country
                                          determination" in the Notes to Proforma Statements.
                                 (d)      The rate shown is the discount rate.


                                          SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

 Phoenix Foreign Opportunities Fund/Phoenix Insight International Fund Pro Forma Combining Statement of Assets and Liabilities
 August 31, 2006 (Unaudited)

                                                         ===============     ===============     ===============    ================
                                                                                                                     Phoenix Foreign
                                                          Phoenix             Phoenix-                                Opportunities
                                                          Foreign             Insight                                  Pro Forma
                                                          Opportunities       International        Adjustments         Combining
                                                          Fund                Fund                                     Portfolios
                                                         ===============     ===============     ===============    ================
       ASSETS
       Investment securities at value
          (Identified cost $207,320,419, $241,282,077
            and $448,602,496)                            $  249,646,730      $  279,870,719                         $   529,517,449
       Foreign Currency at value
          (Identified cost $)                                                                                                     -
       Cash                                                     719,161             543,017                               1,262,178
       Receivables
         Dividends                                              566,189             821,884                               1,388,073
         Investment securities sold                              53,373          41,369,805                              41,423,178
         Fund shares sold                                       835,850              11,488                                 847,338
         Tax reclaims                                           128,435             225,285                                 353,720
       Unrealized appreciation on forward currency
         contracts                                              896,352             335,151                               1,231,503
       Prepaid expenses                                          44,252              48,117                                  92,369
       Trustee retainer                                                                                                           -
                                                         ---------------     ---------------     ---------------    ----------------
            Total assets                                    252,890,342         323,225,466                   -         576,115,808
                                                         ---------------     ---------------     ---------------    ----------------
       LIABILITIES
       Cash overdraft                                                 -                                                           -
       Payables
         Investment securities purchased                      7,788,009          37,839,402                              45,627,411
         Fund shares repurchased                                138,360             113,889                                 252,249
         Foreign capital gains taxes                              1,566                                                       1,566
         Collateral on securities loaned                                                                                          -
         Taxes Payable                                                                                                            -
         Investment advisory fee                                167,273             201,274                                 368,547
         Transfer agent fee                                      47,335               4,624                                  51,959
         Distribution and service fees                           48,527                 991                                  49,518
         Administration fee                                      15,183               2,487                                  17,670
         Trustee's fee                                              291                 760                                   1,051
         Dividend Distributions                                                                                                   -
         Other accrued expenses                                  61,465              97,295 (a)                             158,760
       Unrealized depreciation on forward currency
         contracts                                              891,412             959,676                               1,851,088
                                                         ---------------     ---------------     ---------------    ----------------
            Total liabilities                                 9,159,421          39,220,398                   -          48,379,819
                                                         ---------------     ---------------     ---------------    ----------------
       NET ASSETS                                        $  243,730,921      $  284,005,068                   -     $   527,735,989
                                                         ===============     ===============     ===============    ================

       Net Assets Consist of:
       Capital paid in on shares of beneficial interest  $  188,959,150      $  207,029,508                         $   395,988,658
       Undistributed net investment income (loss)               772,125           1,922,395                         $     2,694,520
       Accumulated net realized gain (loss)                  11,627,438          37,145,067                         $    48,772,505
       Net unrealized appreciation                           42,372,208          37,934,198                   -          80,306,406
                                                         ---------------     ---------------     ---------------    ----------------
       Net Assets                                        $  243,730,921      $  284,031,168      $            -     $   527,762,089
                                                         ===============     ===============     ===============    ================
       CLASS I
       Shares of beneficial interest outstanding, no
         par value, unlimited authorization                   2,313,220          13,680,240          (1,514,563)(b)      14,478,897
       Net assets                                        $   53,160,288      $  279,580,359                         $   332,740,647

       Net asset value and offering price per share      $        22.98      $        20.44                         $         22.98

       CLASS A
       Shares of beneficial interest outstanding, no
         par value, unlimited authorization                   7,736,169             219,881             (30,951)(b)       7,925,099
       Net assets                                        $  177,749,936      $    4,340,957                         $   182,090,893

       Net asset value per share                         $        22.98      $        19.74                         $         22.98
       Offering price per share NAV/(1- 5.75%)           $        24.38      $        20.95                         $         24.38


       CLASS C
       Shares of beneficial interest outstanding                560,846               5,571                (765)(b)         565,652
       Net assets                                        $   12,820,697      $      109,852                         $    12,930,549

       Net asset value and offering price per share      $        22.86      $        19.72                         $         22.86

(a) Merger-related expenses. Insight International will pay 30% of the total expenses of $87,000 incurred by the funds in connection with the reorganization.
(b)    Adjustment reflects reduced shares issued in conversion.



                            See Notes to Pro Forma Financial Statements.

Phoenix Foreign Opportunities Fund/Phoenix Insight International Fund Pro Forma Combining Statement of Operations
August 31, 2006 (Unaudited)

                                          ==================    ==================      ==================       ==================
                                                                                                                   Phoenix Foreign
                                                                                                                    Opportunities
                                          Phoenix               Phoenix-Insight                                       Pro Forma
                                          Foreign               International               Adjustments               Combining
                                          Opportunities Fund    Fund                                                  Portfolios
                                          ==================    ==================      ==================       ==================

 INVESTMENT INCOME
 Interest                                 $         258,044     $         491,639       $                        $         749,683
 Dividends                                        4,030,045             7,135,998                                       11,166,043
 Security lending                                         -                     -                                                -
 Foreign taxes withheld                            (342,501)             (651,278)                                        (993,779)
                                          ------------------    ------------------      ------------------       ------------------

       Total investment income                    3,945,588             6,976,358                                       10,921,946
                                          ------------------    ------------------      ------------------       ------------------

 EXPENSES

 Investment advisory fee                          1,275,735             2,526,776                (358,084)               3,444,427
 Service fees - Class A                             325,537                 2,455                   6,081                  334,073
 Distribution and service fees - Class B                  -                     -                       -                        -
 Distribution and service fees - Class C             60,953                   191                     (79)                  61,065
Distribution and service fees - Investor Class            -                     -                       -                        -
Distribution and service fees - Class I                   -                38,357                 (38,357)                      (0)
Distribution and service fees - Class N                   -                 3,406                  (3,406)                      (0)
 Financial agent fee                                 84,746                24,352                (109,098)                      (0)
 Transfer agent                                     222,264                40,723                  43,419                  306,406
 Administration                                      37,164               357,658                  44,242                  439,064
 Registration                                        30,539                25,702                 (25,702)                  30,539
 Printing                                            58,517                28,765 (b)             (17,328)                  69,954
 Professional                                        33,814                32,219 (b)             (21,643)                  44,390
 Custodian                                          109,913               158,075                 (27,161)                 240,827
 Trustees                                            33,399                10,455                   2,559                   46,413
 Miscellaneous                                       10,817                36,602                   3,517                   50,936
                                          ------------------    ------------------      ------------------       ------------------

       Total expenses                             2,283,398             3,285,734                (501,040) (a)           5,068,092
       Custodian fees paid indirectly                (2,674)                    -                       -                   (2,674)
      Less expenses reimbursed by investment
        advisor                                    (311,593)             (649,064)                745,000                 (215,657)
                                          ------------------    ------------------      ------------------       ------------------

       Net expenses                               1,969,131             2,636,671                 243,960                4,849,762
                                          ------------------    ------------------      ------------------       ------------------

 NET INVESTMENT INCOME (LOSS)                     1,976,457             4,339,687                (243,960)               6,072,185



 NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS

 Net realized gain (loss) on securities          21,379,085            54,010,845                       -               75,389,930
 Net realized gain (loss) on foreign currency    (1,721,603)           (1,285,047)                      -               (3,006,650)
 Net change in unrealized appreciation
  (depreciation) on investments                   2,877,532              (860,107)                      -                2,017,425
 Net change in unrealized appreciation
  (depreciation) on foreign currency
  transactions.                                      (7,229)             (647,245)                      -                 (654,474)
                                                                                                        -
 Net gain (loss)  on investments                 22,527,785            51,218,446                       -               73,746,231
                                          ------------------    ------------------      ------------------       ------------------

 NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERA$IONS                 $      24,504,242     $      55,558,133       $        (243,960)       $      79,818,416
                                          ==================    ==================      ==================       ==================

 Adjustments:
(a) Adjustments are true-ups to reflect combined fund expenses
(b) Professional expenses for Insight Int'l were increased by $6,600 and printing expenses by $19,500 to reflect one-time merger related expenses. Expenses were estimated to be $65,000 for proxy expenses, $12,000 for audit, and $10,000 for legal. The merging fund bears 30% of these expenses.



                  See Notes to Pro Forma Financial Statements.

PHOENIX FOREIGN OPPORTUNITIES FUND/PHOENIX INSIGHT INTERNATIONAL FUND NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
AUGUST 31, 2006


1.  BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Schedule of Investments, Statement of Assets and Liabilities and Statement of Operations are presented to show the effect to the proposed merger of the Phoenix Insight International Fund ("Merging Fund") into Phoenix Foreign Opportunities Fund ("Surviving Fund"). Under the terms of the Plan of Reorganization the proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. Under the terms of the Plan of Reorganization the merger provides for the transfer of all the assets of Phoenix Insight International Fund to Phoenix Foreign Opportunities Fund and the subsequent liquidation of Phoenix Insight International Fund. The accounting survivor in the proposed merger will be Phoenix Foreign Opportunities Fund. This is because the Surviving Fund will invest in a style that is similar to the way in which Phoenix Insight International Fund is currently operated. The Reorganization should also create better efficiencies for the portfolio management team. Phoenix Insight International Fund and the Adviser, Phoenix Investment Counsel, Inc. ("PIC") will pay all costs of the reorganization, with Phoenix Insight International Fund paying 30% of such costs and PIC paying 70%.

The pro forma combined statements should be read in conjunction with the historical financial statements of the Phoenix Foreign Opportunities Fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Phoenix Foreign Opportunities Fund and Phoenix Insight International Fund are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

2.  SHARES OF BENEFICIAL INTEREST

The Pro Forma net asset value per share assumes the reduction of shares of Phoenix Foreign Opportunities Fund at August 31, 2006 in connection with the proposed reorganization. The amount of reduced shares was calculated based on the net assets, as of August 31, 2006, of Phoenix Insight International Fund of $4,340,957, $109,852, and $279,580,359 for Class A, Class C, and Class I
respectively and the net asset value of Phoenix Foreign Opportunities Fund of $22.98, $22.86, and $22.98 for Class A, Class C, and Class I respectively. Shares of Phoenix Foreign Opportunities Fund were reduced by 30,951 for Class A, 765 for Class C, and 1,514,563 for Class I in exchange for Class A, Class C, and Class I shares , respectively, of Insight International. The Pro Forma Statement of Assets & Liabilities reflects total shares outstanding of the combined fund and the amount of shares to be issued to Phoenix Insight International Fund shareholders.

3.  PRO FORMA OPERATIONS

Pro Forma operating expenses are based on actual expenses of Phoenix Insight International Fund and Phoenix Foreign Opportunities Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory and administration fees have been calculated for the combined Funds based on the fee schedule in effect for Phoenix Foreign Opportunities Fund at the combined level of average net assets for the period ended August 31, 2006.

4.  PORTFOLIO VALUATION

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.
As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the trustees.
Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

5.  FOREIGN SECURITY COUNTRY DETERMINATION

A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

6.  COMPLIANCE

As of August 31, 2006, all the securities held by the Merging Fund comply with the compliance guidelines, investment restrictions and diversification requirements under the Investment Company Act of 1940, as amended. The Surviving Fund has elected to be taxed as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code ("IRC"). After the acquisition, the Surviving Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the IRC, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

7.  FEDERAL INCOME TAX INFORMATION

The Funds have capital loss carryovers, which may be used to offset future capital gains, as follows:

Expiration Date      Acquiring Fund          Target fund
                     Phoenix Foreign         Phoenix Insight
                     Opportunities Fund      International Fund

2009                 $3,897,457
2010                 $1,299,153              $9,696,219
2011                                         $5,659,503
Total                $5,196,610              $15,355,722


The Funds may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryover.